UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08846

Tributary Funds, Inc.
(Exact name of registrant as specified in charter)

Tributary Capital Management, LLC 1620 Dodge Street Omaha, Nebraska			68197
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson Fund Services 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 662-4203

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Tributary Funds®

Annual Report

March 31, 2013

Tributary Short-Intermediate Bond Fund

Institutional Class: FOSIX
Institutional Plus Class: FOSPX

Tributary Income Fund
Institutional Class:  FOINX
Institutional Plus Class: FOIPX

Tributary Balanced Fund
Institutional Class: FOBAX
Institutional Plus Class: FOBPX

Tributary Core Equity Fund
Institutional Class: FOEQX
Institutional Plus Class: FOEPX

Tributary Large Cap Growth Fund
Institutional Class:  FOLCX
Insitutional Plus Class: FOLPX

Tributary Growth Opportunities Fund
Institutional Class: FOGRX
Institutional Plus Class: FOGPX

Tributary Small Company Fund
Institutional Class: FOSCX
Institutional Plus Class:  FOSBX

Notice to Investors

Shares of Tributary Funds:

• ARE NOT FDIC INSURED	• MAY LOSE VALUE	• HAVE NO BANK GUARANTEE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA.   Northern Lights and the Tributary Funds’ investment adviser are not affiliated.

Dear Shareholder:

As of December 31, 2012, the assets in the Tributary Family of Mutual Funds stood at $695 million, a $19 million decrease from the same period in 2011.  Although the markets did help, we experienced approximately $81 million in net outflows for the year.  However, since the end of 2008, we have seen the fund assets grow by $341 million, a compounded annual rate of over 18%, with approximately $251 million of that growth coming from net inflows.  In doing so, we have been able to reduce the weighted average expense ratio to our shareholders from 1.19% to 0.99%, a 17% decrease.  These accomplishments over the last 4 years are even more impressive when contrasted against an industry back drop that has seen net outflows, away from equities and into bonds and alternative asset classes such as hedge funds and private equity, as well as very specialized asset classes attempting to deliver returns non-correlated to stocks.

The majority of the outflows for calendar year 2012 occurred in the Core Equity Fund, who’s strong, fundamental focus in this world of easy money and macro oriented investment themes has caused the performance to lag its benchmark and peer group.  These outflows are also exacerbated by what appears to be a long-term secular trend, where investments in the largest capitalization companies, particularly here in the U.S., are more frequently being allocated to exchange traded funds (“ETFs”) and index funds.

In our last annual report, I wrote about the changing dynamic of wealth management, dominated by open architecture platforms and a hyper-sensitivity to fiduciary issues.  These issues have become even more pronounced over the last year and continue to challenge all fund complexes and their distribution strategies.  We continue to press hard to distribute our Funds outside of our parent company’s footprint, and saw net growth in these channels in 2012.  This is the correct strategy for both the parent company and Tributary Funds, but none-the-less will make the next year or two challenging for growth in assets as we work hard to find that point of equilibrium.

For those of you familiar with my economic views over the last couple of years, you know that I have been quite concerned about the insatiable appetite the U.S. Federal Reserve (“Federal Reserve”) has had for printing money.  Policy error remains the most significant long-term risk I see to the global economies, as even the Japanese have joined the money printing party.  The world is flush with liquidity and that liquidity certainly has helped re-inflate stock prices.  If you take the S&P 500 Index as a proxy for the U.S. stock market, the annualized return from March 9, 2009 (the bottom of the market after the financial crisis of 2007-2008) through March 31, 2013 is close to 20%, approximately double the long-term average for the stock market.  Unfortunately, many investors have not participated in this run up after being burned in the meltdown in 2008 and 2009, and are just now re-entering the market.  For those fortunate enough to have remained fully invested over the last four years, the rewards have been good.  For those on a fixed income, looking for yield has been an exercise in futility over that same period, as the Federal Reserve has tried to push investors to riskier assets to help reignite growth.  Growth has been stubbornly difficult to come by and remains a challenge, as does the long-term employment rate.  In order for us to get unemployment down from its current 7.5% rate to something approaching full employment (5%), we need to find a way to grow our economy at a 4-5% clip for several years.

Now one might question my sanity at expressing concerns after the market experienced almost 20% annualized returns for the last 4+ years.  As investors who are focused on the underlying business fundamentals of the companies we own versus Federal Reserve policy, asset flows or other issues that we do not believe offer great predictability for investors over the long-term, it has not been a particularly easy environment in which to outperform.  Easy monetary policy and liquidity over the short-run can mask the individual merits of owning strong businesses over weak ones, as money flows indiscriminately into stocks based on the promise that the Federal Reserve will do anything in its power regardless of the long-term consequences to keep the economy and the market rally chugging along.  This easy money policy has also created a conundrum in the bond markets, with investors reaching dangerously out on the credit quality curve to pick up yield, against a back drop of record low CD, savings and treasury yields forced on savers by Federal Reserve policy.  It is very difficult to ascertain true market based values for various asset classes in this type of environment, and though I have been concerned about it for some time now, we are starting to hear some dissenting views come out of the Federal Reserve about the long-term unintended consequences of their policies.

As a point of reference, I have held this view for several years, and so far have been proven incorrect.  Here’s what I said in my last annual report:  “The market recovery over the last several years seems to have been primarily driven by a hyper-accommodative policy by the U.S. Federal Reserve.  Where up until several weeks ago many pundits had predicted another round of quantitative easing or “QE3”, the talk out of Washington more recently seems to indicate we are getting close to the point where the U.S. Federal Reserve at a minimum will take to the sidelines and withdraw further support absent any further systemic shock to our economy, and may even begin a slow but none-the-less deliberate withdrawal of this accommodative policy.”

In summary, we continue to look for new distribution opportunities for the Tributary Funds, reflecting an industry trend that no longer explicitly supports direct relationships between product manufacturing (investment management) and distribution.  Our focus has become national in scope, as we look to capitalize on national platforms where our products have been approved.  Although the markets, both equity and fixed income, have been supportive of asset growth over the last several years, I remain somewhat concerned about the non-intended consequences of very accommodative Federal Reserve policy, and the ability of the Federal Reserve to disengage from this policy at the correct time without doing significant damage to the economy.  The actively managed mutual fund industry continues to be challenged by the proliferation of ETFs and index funds, particularly in an environment of easy money that makes active management, or the willingness to take positions different than the index challenging.  Decisions tend to be made indiscriminately and based on money flows, versus buying company and credit specific fundamentals.

As with all cycles, the investment environment will at some point change and once again favor active management, at least in my view.  It does appear that the distribution challenges in the mutual fund business are secular in nature, and necessitate a change in strategy, which we have been working on for several years, and will continue to refine going forward.

We look forward to serving your investment needs for many years to come!

Best regards,

Stephen R. Frantz

President

sfrantz@tributarycapital.com

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

ANNUAL REPORT 2013

SHORT-INTERMEDIATE BOND FUND

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital, and reduced price volatility.

Manager Commentary

The 12-month period ended March 31, 2013 was a period in which the markets were preoccupied with fiscal and monetary policies, both here in the U.S. and globally. The year was also marked by a continuation of the slow growth economy in the U.S. and a slowdown in growth globally.

While Europe was generally calmer than in 2011, it still has major unresolved structural issues that periodically captured the attention of the markets in 2012. The Greeks rattled markets by holding elections to determine whether they would maintain or reject the European Union ("EU") mandated austerity programs. Concerns also surfaced regarding the capital adequacy of Spanish banks. As the period ended, a long awaited banking crisis came to a head in Cyprus, and the bizarre EU response, which required bank depositors to take losses, rattled peripheral European markets once again. As the structural problems of the EU remain unresolved, Europe will remain in the headlines and will continue to be a drag on global growth for some time to come.

In the U.S., markets were preoccupied with the "fiscal cliff" which consisted of the expiring "Bush tax cuts," the automatic sequestration spending cuts, and the need to raise the debt ceiling once again. This fiscal uncertainty caused markets to stall and interest rates to trade within a 30 basis points ("bps") range for most of the last half of 2012. Interest rates and equity markets both traded higher in the first quarter of 2013 as Congress extended and made most of the tax cuts permanent.

In this environment of global and domestic fiscal headwinds, U.S. economic growth was anemic. While housing showed steady improvement, the labor market remained weak with only marginal growth in employment over the period. The U.S. consumer remained cautious and businesses were reluctant to make major investments in the face of fiscal uncertainty. The year over year improvement in the stock market and tightening of fixed income credit spreads can be largely attributed to a very accommodative U.S. Federal Reserve ("Federal Reserve"). Faced with global geopolitical uncertainty and a slow economy in the U.S., the Federal Reserve implemented another round of quantitative easing that includes the monthly purchase of $85 billion in agency mortgage backed securities ("MBS") and longer maturity U.S. Treasuries to drive rates even lower. The 10-year U.S. treasury rate declined from 2.21% at the beginning of the period and fell to 1.85% at March 31, 2013. We expect the low rate, slow growth environment to persist for most of the current year.

For the year ended March 31, 2013, Tributary Short-Intermediate Bond Fund returned 3.85% (Institutional Class at NAV) compared to a 1.96% return for the Barclays Capital U.S. Government/Credit 1-5 Year Index. The outperformance for the trailing 12 months was due to the Fund's overweight allocation to non-agency MBS securities and financial corporate bonds. Relative to similar maturity, U.S. Treasuries for example, the financials sub index gained over 6.6% in value during the period. The non-agency MBS sector was also a stellar performer over the past year, with many bonds seeing 10%+ returns. The sector has benefitted from attractive yield profiles and fundamental improvement as home values have stabilized and delinquencies have declined. The Fund's shorter average duration relative to the benchmark detracted slightly from performance as interest rates fell across the yield curve. Over the year, the 10-year yield dropped 36 bps to close at 1.85%, while the 5-year yield fell 27 bps to close at 0.77%.

If the last 12 months were chronicled in a documentary, it might well be called "The Central Banks Strike Back." The Federal Reserve, the European Central Bank, the Bank of England and the Bank of Japan all announced or expanded unconventional programs to help stimulate economic growth and reduce risk premiums in the financial markets. Monetary measures were the order of the day, given the uncertainty caused by the European debt crisis and the U.S. "fiscal cliff" drama.

There were no significant changes in the Fund's sector allocation over the past year. We slightly increased our exposure to the non-agency MBS sector, given its still attractive yield profile, while also adding to the U.S. treasury sector. Our corporate bond exposure was unchanged, and we did add to our position in taxable municipal bonds. In terms of credit quality, the Fund has maintained an A+ weighted average rating for the portfolio.

In our view, the world remains mired in an environment of relatively weak economic growth, despite the actions of monetary and fiscal authorities. Over the near to medium term, this likely results in low but range-bound treasury yields, a position we have held for some time. With respect to the spread sectors of the bond market, we are finding far fewer compelling values, but have yet to reach the point where we foresee a broad based, secular widening of credit spreads. Pockets of opportunity still exist — in select financial corporate bonds and private label MBS, for example — so we remain overweight in those sectors, but are increasingly patient. Rounding out the Fund's allocation, we continue to maintain a small exposure to the agency MBS sector for yield enhancement, while having a larger underweight to the traditional U.S. government bond sector. As always, we remain committed to seeking prudent, value enhancing investment opportunities consistent with our disciplined approach of managing for the long term.

ANNUAL REPORT 2013

SHORT-INTERMEDIATE BOND FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Portfolio Analysis as of March 31, 2013
(Portfolio composition is subject to change)

Weighted Average Maturity:	3.7 years

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	10 Year
Tributary Short-Intermediate Bond Fund - Institutional Class	3.85%	3.82%	3.43%
Barclays Capital U.S Government/Credit 1-5 Year Index	1.96%	3.30%	3.63%
Prospectus Expense Ratio (Gross/Net)†		1.07%/0.85%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.05%/0.83%
	1 Year	Since Inception††
Tributary Short-Intermediate Bond Fund - Institutional Plus Class	4.11%	4.62%
Prospectus Expense Ratio (Gross/Net)†		0.84%/0.62%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		0.80%/0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratio is net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2003. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Barclays Capital U.S. Government/Credit 1-5 Year Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2013

INCOME FUND

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

The 12-month period ended March 31, 2013 was a period in which the markets were preoccupied with fiscal and monetary policies, both here in the U.S. and globally. The year was also marked by a continuation of the slow growth economy in the U.S. and a slowdown in growth globally.

While Europe was generally calmer than in 2011, it still has major unresolved structural issues that periodically captured the attention of the markets in 2012. The Greeks rattled markets by holding elections to determine whether they would maintain or reject the European Union ("EU") mandated austerity programs. Concerns also surfaced regarding the capital adequacy of Spanish banks. As the period ended, a long awaited banking crisis came to a head in Cyprus, and the bizarre EU response which required bank depositors to take losses rattled peripheral European markets once again. As the structural problems of the EU remain unresolved, Europe will remain in the headlines and will continue to be a drag on global growth for some time to come.

In the U.S., markets were preoccupied with the "fiscal cliff" which consisted of the expiring "Bush tax cuts," the automatic sequestration spending cuts, and the need to raise the debt ceiling once again. This fiscal uncertainty caused markets to stall and interest rates to trade within a 30 basis points ("bps") range for most of the last half of 2012. Interest rates and equity markets both traded higher in the first quarter of 2013 as Congress extended and made most of the tax cuts permanent.

In this environment of global and domestic fiscal headwinds, U.S. economic growth was anemic. While housing showed steady improvement, the labor market remained weak with only marginal growth in employment over the period. The U.S. consumer remained cautious and businesses were reluctant to make major investments in the face of fiscal uncertainty. The year over year improvement in the stock market and tightening of fixed income credit spreads can be largely attributed to a very accommodative U.S. Federal Reserve ("Federal Reserve"). Faced with global geopolitical uncertainty and a slow economy in the U.S., the Federal Reserve implemented another round of quantitative easing that includes the monthly purchase of $85 billion in agency mortgage backed securities ("MBS") and longer maturity U.S. Treasuries to drive rates even lower. The ten year U.S. Treasury rate declined from 2.21% at the beginning of the period and fell to 1.85% at March 31, 2013. We expect the low rate, slow growth environment to persist for most of the current year.

For the year ended March 31, 2013, Tributary Income Fund returned 5.46% (Institutional Class at NAV) compared to a 3.77% return for the Barclays Capital U.S. Aggregate Bond Index. The outperformance for the trailing 12 months was due to the Fund's overweight allocation to non-agency MBS securities and financial corporate bonds. Relative to similar maturity U.S. treasuries for example, the financials sub index gained over 6.6% in value during the period. The non-agency MBS sector was also a stellar performer over the past year, with many bonds seeing 10%+ returns. The sector has benefitted from attractive yield profiles and fundamental improvement as home values have stabilized and delinquencies have declined. The Fund's shorter average duration relative to the benchmark detracted slightly from performance as interest rates fell across the yield curve. Over the year, the 30-year yield fell 24 bps and the 10-year yield dropped 36 bps to close at 1.85% (for perspective, a 100 bps decline in the 30-year yield is roughly equivalent to an 18% increase in price).

If the last 12 months were chronicled in a documentary, it might well be called "The Central Banks Strike Back." The Federal Reserve, the European Central Bank, the Bank of England and the Bank of Japan all announced or expanded unconventional programs to help stimulate economic growth and reduce risk premiums in the financial markets. Monetary measures were the order of the day, given the uncertainty caused by the European debt crisis and the U.S. "fiscal cliff" drama.

There were no significant changes in the Fund's sector allocation over the past year. We modestly increased our exposure to the non-agency MBS sector, given its still attractive yield profile, while also adding to the U.S. treasury sector. Our corporate bond exposure was unchanged, although we did increase our duration position within the space, while the agency MBS allocation was allowed to fall naturally via prepayments. In terms of credit quality, the Fund has maintained an A+ weighted average rating for the portfolio.

In our view, the world remains mired in an environment of relatively weak economic growth, despite the actions of monetary and fiscal authorities. Over the near to medium term this likely results in low but range bound treasury yields, a position we have held for some time. With respect to the spread sectors of the bond market, we are finding far fewer compelling values, but have yet to reach the point where we foresee a broad based, secular widening of credit spreads. Pockets of opportunity still exist — in select financial corporate bonds and private label MBS, for example — so we remain overweight in those sectors, but are increasingly patient. Rounding out the Fund's allocation, we continue to be underweight the agency MBS sector on a duration basis, with a larger underweight to the traditional U.S. government bond sector. As always, we remain committed to seeking prudent, value enhancing investment opportunities consistent with our disciplined approach of managing for the long term.

ANNUAL REPORT 2013

INCOME FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Portfolio Analysis as of March 31, 2013
(Portfolio composition is subject to change)

Weighted Average Maturity:	7.3 years

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	10 Year
Tributary Income Fund - Institutional Class	5.46%	5.68%	4.49%
Barclays Capital U.S. Aggregate Bond Index	3.77%	5.47%	5.02%
Prospectus Expense Ratio (Gross/Net)†		1.19%/0.92%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.15%/0.88%
	1 Year	Since Inception††
Tributary Income Fund - Institutional Plus Class	5.70%	5.77%
Prospectus Expense Ratio (Gross/Net)†		0.95%/0.68%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		0.90%/0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratio is net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††)Commencement date for the Institutional Plus Class was October 28, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2003. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index which covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MSB (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2013

BALANCED FUND

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Manager Commentary

Modest economic growth and company earnings growth of 6.07% led to solid returns in the stock market. For the 12-month period ended March 31, 2013, the S&P 500 Index had a total return of 13.96%. U.S. equity returns were broad based with small and mid cap returns outperforming large caps for the year. In terms of style, value stocks performed well with the S&P 500 Value Index up 16.64%, well above the 11.61% return of the S&P 500 Growth Index. In April and May 2012, the stock market corrected on global economic growth concerns. Post the correction, U.S. equities rebounded with particularly strong performance so far in 2013. In addition to positive company fundamentals, global central banks have continued their accommodative monetary policies. The U.S. Federal Reserve implemented quantitative easing ("QE3") in an effort to support economic growth and encourage investment in the real estate market.

For the 12-month period ended March 31, 2013, the Barclays Capital U.S. Government/Credit Index had a total return of 4.56%. Corporate bonds continued to outperform with the Barclays U.S. Credit Index up 7.00%. This compares to the 3.01% return of the Barclays U.S. Government Index. The strong performance in credit is a result of strong company fundamentals, both in balance sheet strength and the high level of profitability. As a result, default rates are below historical averages for both investment grade and below investment grade corporate bonds. For several years, investors have expected an increase in interest rates. Due to slow global economic growth and subdued inflation, interest rates remained in a fairly tight trading range. The 10-year treasury yield actually decreased from a yield of 2.21% a year ago to 1.85% as of March 31, 2013.

For the year ended March 31, 2013, Tributary Balanced Fund returned 6.89% (Institutional Class at NAV) compared to 10.30% for the Composite Index. The Composite Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Government/Credit Index. Over the last year, Tributary Balanced Fund maintained a slight overweight stock allocation relative to the benchmark with an average weighting of 62%. This resulted in a small positive contribution.

Stock selection detracted from performance as equity returns in the Fund (+9.89%) lagged the S&P 500 Index return of 13.96%. The lower relative return reflects the growth bias inherent in our multi cap strategy and the fact that the stock market rewarded value stocks. Positions in health care (Medidata Solutions Inc., Celgene Corp.) and industrials

(Fortune Brands Home & Security Inc., Roper Industries Inc.) contributed to returns. Consumer discretionary holdings (Tempur-Pedic International Inc., Chipotle Mexican Grill Inc.) and energy (Occidental Petroleum Corp., Apache Corp.) negatively impacted performance. The Fund is well diversified with exposure to economically sensitive and defensive industries and 72 company positions. Our stock focus has broadened to include small, mid and large caps with a weighted average market capitalization of $70 billion.

In fixed income, the 5.81% bond return outperformed the Barclays Capital U.S. Government/Credit Index return of 4.56%. Our emphasis on corporate and municipal bonds positively impacted returns. The strategy is based on the average level of credit spreads relative to history and low default rates. The sector breakdown: Corporate (+72%), municipal (+18%), agencies and agency-backed mortgages (+4%), treasuries (+3%), and TIPS (+3%). The average credit rating remains high at "A". We have started to reduce the interest rate risk in the Fund with the current duration of 4.5 short relative to the stated benchmark duration of 5.8.

As of March 31, 2013 the Fund had a 62% allocation to equities, 32% to fixed income and 6% to cash. This allocation is based on the economic and profit outlook and relative valuations of asset classes. Equities remain attractively valued relative to its history and opportunities in the fixed income market. We continue to closely monitor the global economy to determine if a change in asset allocation is warranted.

ANNUAL REPORT 2013

BALANCED FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	10 Year
Tributary Balanced Fund - Institutional Class	6.89%	7.77%	9.23%
Barclays Capital U.S. Government/Credit Index	4.56%	5.50%	5.06%
S&P 500 Index	13.96%	5.81%	8.53%
Composite Index	10.30%	6.16%	7.44%
Prospectus Expense Ratio (Gross/Net)†		1.39%/1.26%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.35%/1.22%
	1 Year	Since Inception††
Tributary Balanced Fund - Institutional Plus Class	7.17%	12.69%
Prospectus Expense Ratio (Gross/Net)†		1.18%/1.05%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.10%/0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratio is net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2003. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions. The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Barclays Capital U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and includes Treasuries (i.e, public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates.

The S&P 500 Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Composite Index is a combined index of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Government/Credit Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the chart above.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2013

CORE EQUITY FUND

Investment Objective

The Tributary Core Equity Fund seeks long-term capital appreciation.

Manager Commentary

Equities posted a nicely positive year, as the S&P 500 Index finished the last 12 months with a 14% gain. Market sentiment has improved vastly since a year ago at this time, as stock markets closed in on 2007 market highs by the end of March. In the Spring of 2012, broad growth concerns were percolating into the market and caused shares to pull back into the summer. European economic issues were daily headline makers, Asian growth appeared to be decelerating and the domestic economy wavered. Global activity indeed slowed during the summer, causing another round of stimulative actions to be taken by central banks around the world. Actions to increase liquidity and spur economic growth became prevalent in the second half of 2012 and have continued through the first few months of 2013. It has now become accepted that central banks will consider any actions necessary to help economic growth and labor market improvement meet objectives. The slow, but still positive, economic backdrop has proven increasingly challenging for companies to generate anything above muted profit growth. Despite cautious company management comments, equities have climbed a 'wall of worry'. Economic data has had a generally positive bias, of late, bolstering expectations for continued improvement. Interest rates are extremely low and equity valuations look attractive on a relative basis, and still do not appear rich from a historic perspective, either. Even though stock markets have recovered strongly off the 2009 bottom, equities are still under owned, and may continue to benefit from asset reallocation for some time.

For the year ended March 31, 2013, Tributary Core Equity Fund returned 10.72% (Institutional Class at NAV) compared to 13.96% for the S&P 500 Index. The Fund's annual underperformance was mainly accumulated during the first two quarters, as relative performance improved over the final six months of the Fund's fiscal year. During the second half of the year, the Fund generated an 11.11% return, just above the S&P 500 Index's 10.19% gain.

There were a number of portfolio changes during 2012 that dialed back risk and enhanced the quality of the portfolio. With an improved portfolio composition and a backdrop where value stocks performed significantly better than growth stocks, second half relative performance was much improved.

Portfolio holdings generated positive relative performance in the industrial and consumer staples sectors during the year.

Flowserve Corp. was a major contributor to Industrial gains, as its exposure to very strong oil and gas and chemical end markets boosted equipment orders. Shareholder friendly changes to take advantage of the company's under levered balance sheet also caused investor interest in Flowserve Corp. shares. H.J. Heinz Co.'s agreement to be acquired by Berkshire Hathaway Inc. and Brazilian investors significantly boosted the Fund's consumer staples returns. Kimberly-Clark Corp. had a solid start to the year, also contributing to consumer staples gains. After Kimberly-Clark Corp. shares reached our valuation target, the position was sold and proceeds were placed into a new addition to the portfolio, General Mills Inc. General Mills Inc., in turn, also performed well since purchase as commodity cost concerns eased.

Other notable contributors to performance were consumer discretionary holdings Mohawk Industries Inc. and Comcast Corp. Mohawk Industries Inc. advanced 70% during the Fund's fiscal year, benefiting from investor interest in housing related industries. Cable operations are doing well at Comcast Corp., and the company is returning significant amounts of cash to shareholders. Two new financial services holdings enhanced that sector's returns, too. IntercontinentalExchange Inc. rose 30% after being added to the Fund in May, and AON Plc. posted a 36% gain since initial purchase in June. Travelers Cos. Inc. led the Fund's financial holdings with a 46% return. Financial services was one of the strongest market sectors during the second half of the Fund year, as general systemic concerns abated. In healthcare, Novartis AG's five year outlook remains among the best in the pharmaceutical space, and its shares rose 33% for the year.

Information technology and materials were the most significant sector detractors from relative performance. Technology was the only sector in the S&P 500 Index that had a negative return for the year. Fund holdings EMC Corp. and Intel Corp. were both down roughly 20% on the year. EMC Corp.'s end markets slowed, and Intel Corp.'s exposure to lackluster personal computing ("PC") trends weighed on its shares. Though Apple Inc. shares declined 25% on the year, the Fund's underweight position was additive to relative performance. Materials holdings Allegheny Technologies Inc. and Potash Corporation of Saskatchewan generated negative returns on the year. Allegheny Technologies Inc.'s exposure to extremely weak steel markets weighed on its shares. The near and intermediate term potash industry outlook has become murky, so the Potash Corporation of Saskatchewan position was exited in February.

The Fund's high quality, mega cap exposure still looks attractively valued on a relative basis, and should also offer below average risk. The Fund finished the year with 50 holdings.

ANNUAL REPORT 2013

CORE EQUITY FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	10 Year
Tributary Core Equity Fund - Institutional Class	10.72%	2.85%	7.32%
Russell 1000 Value Index	18.77%	4.85%	9.18%
S&P 500 Index	13.96%	5.81%	8.53%
Prospectus Expense Ratio (Gross/Net)†		1.24%/1.12%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.23%/1.11%
	1 Year	Since Inception††
Tributary Core Equity Fund - Institutional Plus Class	10.85%	7.65%
Prospectus Expense Ratio (Gross/Net)†		0.98%/0.86%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		0.98%/0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratios are net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††) Commencement date for the Institutional Plus Class was December 17, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2003. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book-value ratios and lower expected growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2013

LARGE CAP GROWTH FUND

Investment Objective

The Tributary Large Cap Growth Fund seeks long-term capital appreciation.

Manager Commentary

In the year just ended, the economy and the financial markets were buffeted by uncertainty emanating from Washington during the Presidential Election year, with a fiscal cliff of large federal tax increases and spending cuts scheduled to take effect at the end of the calendar year. While the election was settled and the tax increases were reduced, the spending cuts did take effect after a three month postponement. This uncertainty combined with very low interest rates drove investors to market sectors with high dividend yields and relative stable business prospects and stock prices, like utilities and telecommunication services. More cyclical and volatile sectors, like information technology ("IT"), suffered in this environment and posted a negative return for the year. Economic growth is expected to continue, but at a tortoise like pace. Fiscal restraint in the form of much higher tax collections, and restraint on the rate of growth in Federal spending, is a headwind for the private sector to overcome, and thus far the private sector remains cautious in their hiring and spending plans. The economy continues to operate below potential. In this environment, we expect companies with reasonable valuations that deliver higher than average earnings growth to do some catching up with those sectors of the market that had exceptionally strong stock performance recently.

For the year ended March 31, 2013, Tributary Large Cap Growth Fund returned 8.00% (Institutional Class at NAV) compared to 10.09% for the Russell 1000 Growth Index. During the past year, the outstanding sector returns in the large cap growth universe were utilities up 27%, healthcare up 26% and telecommunication services up 24%. In the case of utilities and telecommunication services, performance was driven largely by the ample dividend returns these stocks provide, and the quest for investment income in a world of zero interest rate policy. The Large Cap Growth Fund did not own any telecommunications services or utility stocks during the past year, which cost the Fund approximately 0.21% return relative to the Russell 1000 Growth Index, since the large cap growth index has low weightings in these mature, slow growing industries. Healthcare stocks held in the Fund did even better than the index, generating returns of 30.03%, benefitting the Fund by 0.90%. The energy sector generated the next highest returns last year, 19.25%, followed by the financial sector, up 18.32%. The IT sector generated disappointing returns for the year, down 3.66%, but the IT stocks held in the Fund did substantially better, generating a positive 5.49% return and benefitting the Fund relative to the Index by 3.33%. The two sectors that hurt returns for the Fund the most this year were materials and industrials. Our materials stocks were down 9.30% while materials stocks in the index had a 12.09% return. This cost the Fund 1.29% in relative return. Our industrials stocks returned 3.92%, while the sector returns were 13.84%, costing the Fund 1.50% in relative return.

Individual stocks that helped performance included: Celgene Corp., (+49%), Biogen Idec. Inc. (+52%), Discovery Communications Inc. (+48%), Comcast Corp. (+42%), and Valeant Pharmaceuticals International Inc. (+39%). On the downside: Cliffs Natural Resources Inc. (-42%), Joy Global Inc. (-34%), VMWare Inc. (-29%), Coach Inc. (-8%), Apache Corp. (-26%), Apple Inc. (-25%) and Intel Corp. (-23%).

We have attempted to position the Fund to benefit from our expectations that the U.S. economy will continue to grow at a modest pace, the domestic energy sector will benefit from new technology and manufacturing will experience a renaissance based on stable labor costs and falling energy costs.

ANNUAL REPORT 2013

LARGE CAP GROWTH FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	Since Inception††
Tributary Large Cap Growth Fund - Institutional Class	8.00%	4.89%	1.54%
Russell 1000 Growth Index	10.09%	7.30%	10.77%
Prospectus Expense Ratio (Gross/Net)†		1.43%/1.13%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.44%/1.14%
	1 Year	Since Inception††
Tributary Large Cap Growth Fund - Institutional Plus Class	8.25%	16.07%
Prospectus Expense Ratio (Gross/Net)†		1.19%/0.89%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.19%/0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratio is net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††) Since July 5, 2007. The Tributary Large Cap Growth Fund was initially offered on July 2, 2007, however, no shareholder activity occurred until July 5, 2007, which is the commencement of operations. Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on July 5, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book-values ratios and higher forecasted growth values.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2013

GROWTH OPPORTUNITIES FUND

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary

In the year just ended, the economy and the financial markets were buffeted by uncertainty emanating from Washington during the Presidential Election year, with a fiscal cliff of large federal tax increases and spending cuts scheduled to take effect at the end of the calendar year. While the election was settled and the tax increases were reduced, the spending cuts did take effect after a three month postponement. This uncertainty combined with very low interest rates drove investors to market sectors with high dividend yields and relative stable business prospects and stock prices, like utilities and telecommunications. More cyclical and volatile sectors like information technology ("IT") suffered in this environment and posted a negative return for the year. Economic growth is expected to continue, but at a tortoise like pace. Fiscal restraint in the form of much higher tax collections, and restraint on the rate of growth in Federal spending, is a headwind for the private sector to overcome, and thus far the private sector remains cautious in their hiring and spending plans. The economy continues to operate below potential. In this environment we expect companies with reasonable valuations that deliver higher than average earnings growth to do some catching up with those sectors of the market that had an exceptionally strong first quarter.

For the year ended March 31, 2013, Tributary Growth Opportunities Fund returned 9.79% ( Institutional Class at NAV) compared to 12.76% for the Russell Midcap Growth Index and 13.96% for the S&P 500 Index. During the past year, the outstanding sector returns in the mid cap universe were telecommunication services and utilities, each generating more than 27% returns. No other sector came close. Both of these sectors are mature and slow growing. Performance was driven largely by the ample dividend returns these stocks provide, and the quest for investment income in a world of zero interest rate policy. Tributary Growth Opportunities Fund did not own any telecommunications services or utility stocks during the past year, which cost the Fund approximately 0.60% return relative to the Russell Midcap Growth Index. The financial sector generated the next highest returns last year, 19.75%. The financial stocks held by the Fund did even better, returning more than 31.00%. This outstanding performance benefited returns relative to the benchmark by 0.84%. The IT sector generated disappointing returns for the year, down 0.64%, but the IT stocks held in the Fund did substantially better, generating a positive 15.26% return and benefitting the Fund relative to the index by 2.92%. The two sectors that hurt returns for the Fund the most this year were materials and cash. Our materials stocks were down 2.45% while materials stocks in the index had a 17% return. This cost the Fund 1.53% in relative return. An average allocation during the year of 4.9% to cash cost the Fund 1.11% in return relative to the benchmark because cash returns were almost nil while the market was up more than 11%.

Individual stocks that helped performance included Portfolio Recovery Associates Inc. (+76%), Genesee & Wyoming Inc. (+70%), HanesBrands Inc. (+54%), Middleby Corp. (+51%), and ValueClick Inc. (+49%). Individual stocks that hindered performance included: Tempur-Pedic International Inc. (-72%), Herbalife Ltd. (-45%), Cliffs Natural Resources Inc. (-43%), Coach Inc. (-35%), and Northern Oil & Gas Inc. (-30%).

The Fund was overweight technology and industrials and underweight consumer discretionary and consumer staples at the end of the period.

ANNUAL REPORT 2013

GROWTH OPPORTUNITIES FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund - Institutional Class	9.79%	8.95%	11.18%
Russell Midcap Growth Index	12.76%	7.98%	11.53%
S&P 500 Index	13.96%	5.81%	8.53%
Prospectus Expense Ratio (Gross/Net)†		1.28%/1.16%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.27%/1.15%
	1 Year	Since Inception††
Tributary Growth Opportunities Fund - Institutional Plus Class	10.05%	18.63%
Prospectus Expense Ratio (Gross/Net)†		1.06%/0.94%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.02%/0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratio is net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2003. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book-value ratios and higher forecasted growth values.

The Fund's primary index is the Russell Midcap Growth Index, however to provide a broader market comparative we have also listed an additional index.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2013

SMALL COMPANY FUND

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

Small cap stocks have staged an impressive recovery since bottoming out in March of 2009. At of the end of the Tributary Small Company Fund's most recent fiscal year, March 31, 2013, the Russell 2000 Index had reached an all time high level, eclipsing the previous high back in May of 2011. The last 12 months contributed nicely to reaching that new high. The small cap market, represented by the Russell 2000 Index, returned just over 16.30% for the trailing 12 months. Style wise, "value" outperformed "growth" as the Russell 2000 Value Index outperformed the Russell 2000 Growth Index, returning approximately 18.09% and 14.50%, respectively.

It appears that investors prefer to focus on slow, but improving economic statistics in the U.S. economy, versus being concerned about the fiscal and budgetary issues the U.S. Government faces, as well as the lack of economic growth and banking turmoil that still continues to plague Europe. In addition, the markets may be receiving added fuel from the U.S. Federal Reserve's easy monetary policy of buying bonds and keeping interest rates low, thereby helping to drive equity prices higher. Both of these factors contributed to an environment where investors seemingly felt comfortable with assuming higher levels of risk, hence domestic equity markets have performed well.

For the year ended March 31, 2013, Tributary Small Company Fund returned 10.11% (Institutional Class at NAV) compared to 16.30% for the Russell 2000 Index and 18.09% for the Russell 2000 Value Index. The Fund's underperformance relative to the Russell 2000 is due to macro factors that worked against our investment approach and company specific poor performance.

The Fund's weakest relative performance came from portfolio holdings in the financials, energy and materials economic sectors. The financial sector was responsible for approximately half of the underperformance. In the commercial banking industry, the market appeared to favor lower quality banks — those with more problematic loans — over higher quality banks. Our preference is to hold banks in strong geographies, with solid underwriting and relatively high fee income revenue sources. Over the long term, banks with those characteristics will outperform and lower our risk. Real Estate Investment Trusts ("REITs") continued to be an area that investors gravitated to in search of high yields. The REIT sector, as a whole, is richly priced and we remain underweight in that industry group. Lastly, the stock of Meadowbrook Insurance Group Inc. suffered throughout the last year as the company reassessed some of its book of business and had to add to its reserves several times. As of March 31, 2013, we believe the company has experienced the worst of any adjustments that need to be made and the valuation on Meadowbrook has overly discounted the long term outlook for this business.

In the energy sector, our exploration and production companies underperformed. Due to higher valuations on oil focused companies, we decided to purchase companies with natural gas exposure, but with opportunities to grow their oil production over time. Our thesis was that this gas-to-oil transition would drive a higher valuation for those companies. However, a warm winter in early 2012 and an oversupply negatively impacted natural gas prices lowered revenues, earnings and cash flows at those businesses. In addition, management turnover at both Forest Oil and Bill Barrett led us to sell these companies during the year.

The Fund's underperformance in the materials sector is not surprising. Quantitative easing programs being pursued domestically and internationally have given rise to inflation fears. This has helped to drive up the shares of commodity oriented businesses. Companies held within the Fund typically have very little pure commodity exposure and are more value added manufacturers, which makes their businesses less volatile. Unfortunately, this quarter, our companies were a drag on performance.

Lastly, the Fund's average cash position of approximately 3.5% over the last 12 months negatively impacted performance. In strong markets, any amount of cash will be detrimental to relative performance, and while it is our desire to be fully invested in the market, that small amount of cash still was a hindrance.

On the positive side, there were some notable successes within the portfolio in the last 12 months that are worth mentioning. In the healthcare sector, West Pharmaceuticals Services Inc. and Team Health Holdings Inc. both saw returns in excess of 50% over the last year as fundamentals at both businesses met or exceeded expectations. In the consumer staples sector, Lancaster Colony Corp. and WD-40 Co., two companies with strong brand names in niche markets, considerably outperformed the average consumer staple stock in the Russell 2000 Index. Lastly, Westar Energy Inc. and IDACORP Inc., two conservatively managed utilities, provided total returns in excess of 20% in the last 12 months, beating both the sector return and overall return for the Russell 2000 Index.

As of March 31, 2013, the portfolio held 60 companies diversified across the major sectors of the market. Eight new companies were purchased into the Fund in the past 12 months and 11 positions were eliminated.

ANNUAL REPORT 2013

SMALL COMPANY FUND

Return of a $10,000 Investment as of March 31, 2013

Portfolio Composition as of March 31, 2013
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2013*

	1 Year	5 Year	10 Year
Tributary Small Company Fund - Institutional Class	10.11%	9.55%	10.80%
Russell 2000 Index	16.30%	8.24%	11.52%
Russell 2000 Value Index	18.09%	7.29%	11.29%
Prospectus Expense Ratio (Gross/Net)†		1.35%/1.22%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.35%/1.22%
	1 Year	Since Inception††
Tributary Small Company Fund - Institutional Plus Class	10.43%	9.73%
Prospectus Expense Ratio (Gross/Net)†		1.09%/0.96%
Expense Ratio for the Year Ended March 31, 2013 (Gross/Net)		1.10%/0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund's prospectus dated August 1, 2012. Net expense ratios are net of contractual waivers which are in effect from August 1, 2012 through July 31, 2013.

(††) Commencement date for the Institutional Plus Class was December 17, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2003. Total return is based on net change in net asset value ("NAV") assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by the different classes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book-value ratios and lower forecasted growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 27.2%
$251,233	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (a)	$256,041
295,183	Bear Stearns Asset Backed Securities I Trust REMIC, 0.60%, 10/25/34 (a)	291,360
264,182	Bear Stearns Asset Backed Securities I Trust REMIC, 0.42%, 03/25/35 (a)	260,824
117,447	Bear Stearns Asset Backed Securities I Trust REMIC, 0.42%, 04/25/35 (a)	116,619
570,744	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.53%, 09/11/41	595,731
176,517	Chase Funding Mortgage Loan Asset-Backed Certificates REMIC, 4.60%, 01/25/15	177,859
326,837	Chase Funding Mortgage Loan Asset-Backed Certificates REMIC, 4.27%, 06/25/15	331,089
338,177	Chase Funding Mortgage Loan Asset-Backed Certificates REMIC, 4.40%, 02/25/30	338,896
283,300	Chase Mortgage Finance Trust REMIC, 5.50%, 05/25/35	290,284
184,510	Citicorp Mortgage Securities Pass-Through Certificates Trust REMIC, 5.50%, 04/25/35	186,029
146,890	Citicorp Mortgage Securities Pass-Through Certificates Trust REMIC, 5.50%, 11/25/35	147,512
901,531	Citigroup Mortgage Loan Trust Inc. REMIC, 0.35%, 08/25/36 (a)	877,822
388,687	Citigroup Mortgage Loan Trust Inc. REMIC, 0.35%, 10/25/36 (a)	384,453
207,052	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	211,554
341,676	CNL Commercial Mortgage Loan Trust REMIC, 0.64%, 10/25/30 (a) (b)	304,091
66,797	Countrywide Alternative Loan Trust REMIC, 5.29%, 08/25/36 (a)	67,388
136,403	Countrywide Asset-Backed Certificates REMIC, 0.55%, 05/25/29 (a)	135,412
548,663	Countrywide Asset-Backed Certificates REMIC, 4.46%, 09/25/32 (a)	550,808
155,730	Countrywide Asset-Backed Certificates REMIC, 0.44%, 06/25/34 (a)	154,529
468,983	Countrywide Asset-Backed Certificates REMIC, 0.38%, 12/25/34 (a)	455,877
131,853	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	134,309
307,709	Credit-Based Asset Servicing and Securitization LLC REMIC, 1.33%, 08/25/32 (a)	278,621
4,203	FBR Securitization Trust REMIC, 0.45%, 11/25/35 (a)	4,201
654,354	Fremont Home Loan Trust REMIC, 1.07%, 11/25/34 (a)	607,210
650,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.85%, 03/25/34 (a)	642,765
800,000	GS Mortgage Securities Corp. II REMIC, 3.65%, 03/11/44 (b)	856,870
33,405	Home Equity Asset Trust REMIC, 0.31%, 07/25/37 (a)	33,158
392,525	Irwin Whole Loan Home Equity Trust REMIC, 1.30%, 11/25/28 (a)	392,431
895,000	Long Beach Mortgage Loan Trust REMIC, 1.10%, 10/25/34 (a)	822,181
450,000	Long Beach Mortgage Loan Trust REMIC, 0.94%, 04/25/35 (a)	444,383
113,227	MASTR Asset Securitization Trust REMIC, 5.25%, 11/25/35	114,845
300,000	Morgan Stanley Capital I Trust REMIC, 3.22%, 07/16/49	320,954
566,670	Morgan Stanley Home Equity Loan Trust REMIC, 0.91%, 12/25/34 (a)	556,011
243,854	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (a)	175,816
493,711	Option One Mortgage Loan Trust Asset-Backed Certificates REMIC, 0.41%, 12/25/35 (a)	485,697
475,454	Origen Manufactured Housing Contract Trust, 5.91%, 01/15/35	511,256
437,458	Popular ABS Mortgage Pass-Through Trust REMIC, 4.61%, 05/25/35 (a)	446,033
56,882	Popular ABS Mortgage Pass-Through Trust REMIC, 4.62%, 05/25/35 (a)	57,192
539,787	Preferred Term Securities XXIV Inc., 0.58%, 03/22/37 (a) (b) (c)	345,463
417,364	RAAC Trust REMIC, 0.37%, 08/25/36 (a)	412,653
403,184	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35	404,509
260,319	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 01/25/34	266,745
455,172	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 05/25/34	463,673
98,952	Residential Accredit Loans Inc. Trust REMIC, 6.00%, 10/25/34	105,399
256,733	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 02/25/35	254,118

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$850,000	Residential Asset Mortgage Products Inc. Trust REMIC, 0.71%, 06/25/35 (a)	$769,463
206,613	Residential Asset Mortgage Products Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	200,044
404,655	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31	416,623
363,031	Residential Asset Securities Corp. Trust REMIC, 3.77%, 01/25/32 (a)	366,119
387,826	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32	400,769
235,459	Residential Asset Securities Corp. Trust REMIC, 3.87%, 06/25/33	229,988
231,299	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33	240,552
175,674	Residential Asset Securities Corp. Trust REMIC, 0.39%, 03/25/35 (a)	174,560
469,352	SACO I Trust REMIC, 0.76%, 11/25/35 (a)	463,067
364,995	Springleaf Mortgage Loan Trust REMIC, 4.05%, 01/25/58 (a) (b)	377,974
75,777	Structured Asset Securities Corp. Mortgage Loan Trust REMIC, 4.79%, 03/25/35	75,668
422,781	Terwin Mortgage Trust REMIC, 3.13%, 11/25/35 (a)	422,746
145,765	Vanderbilt Mortgage & Finance REMIC, 6.57%, 08/07/24	151,799
710,934	Wachovia Bank Commercial Mortgage Trust REMIC, 5.08%, 03/15/42 (a)	760,380
280,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/17/45	285,572
280,559	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.58%, 12/25/35 (a)	276,093
235,584	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.34%, 07/25/36 (a)	232,864
330,406	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 02/25/19	337,399

Total Non-U.S. Government Agency Asset-Backed Securities (cost $20,776,646)		21,452,351

Corporate Bonds - 30.3%
Consumer Discretionary - 3.0%
670,000	DIRECTV Holdings LLC, 2.40%, 03/15/17	687,194
300,000	Goodyear Tire & Rubber Co., 6.50%, 03/01/21	309,375
285,000	Hanesbrands Inc., 6.38%, 12/15/20	310,294
520,000	Maytag Corp., 5.00%, 05/15/15	549,429
375,000	Mohawk Industries Inc., 6.38%, 01/15/16 (d)	418,594
125,000	Newell Rubbermaid Inc., 2.05%, 12/01/17	125,692
		2,400,578
Consumer Staples - 1.3%
585,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	618,053
395,000	Land O’Lakes Capital Trust I, 7.45%, 03/15/28 (b)	393,025
		1,011,078
Energy - 2.1%
615,000	ConocoPhillips, 4.60%, 01/15/15	658,839
460,000	Enterprise Products Operating LLC, 9.75%, 01/31/14	494,234
500,000	Occidental Petroleum Corp., 1.75%, 02/15/17	514,090
		1,667,163
Financials - 16.2%
580,000	ACE INA Holdings Inc., 5.60%, 05/15/15	639,009
710,000	American Express Bank FSB, 0.50%, 06/12/17 (a)	704,140
525,000	American Honda Finance Corp., 1.50%, 09/11/17 (b)	529,400
665,000	Bank of America Corp., 3.75%, 07/12/16	707,271
650,000	Berkshire Hathaway Inc., 1.90%, 01/31/17	670,534
565,000	Caterpillar Financial Services Corp., 1.63%, 06/01/17	575,062
710,000	Citigroup Inc., 4.45%, 01/10/17	781,665
320,000	General Electric Capital Corp., 0.54%, 09/15/14 (a)	320,164
290,000	General Electric Capital Corp., 0.57%, 08/07/18 (a)	284,907
270,000	Genworth Financial Inc., 7.63%, 09/24/21	325,206
520,000	Hartford Financial Services Group Inc., 4.00%, 10/15/17	575,923
605,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (e)	695,042
510,000	KeyBank NA, 4.95%, 09/15/15	555,439
660,000	Metropolitan Life Global Funding I, 1.70%, 06/29/15 (b)	673,952
730,000	Morgan Stanley, 3.80%, 04/29/16	774,475
640,000	Murray Street Investment Trust I, 4.65%, 03/09/17	699,839
650,000	PNC Funding Corp., 0.50%, 01/31/14 (a)	650,547

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$670,000	Pricoa Global Funding I, 0.49%, 06/24/16 (a) (b)	$659,163
495,000	Regions Financial Corp., 7.75%, 11/10/14	545,728
650,000	State Street Bank & Trust Co., 0.48%, 12/08/15 (a)	644,848
655,000	Wells Fargo & Co., 7.98% (callable at 100 beginning 03/15/18) (e)	755,706
		12,768,020
Industrials - 2.3%
495,000	Textron Inc., 6.20%, 03/15/15	539,180
495,000	Union Pacific Corp., 5.70%, 08/15/18	597,405
590,000	United Technologies Corp., 5.38%, 12/15/17	699,705
		1,836,290
Information Technology - 2.3%
525,000	CA Inc., 6.13%, 12/01/14	568,333
590,000	Intel Corp., 1.35%, 12/15/17	592,009
600,000	International Business Machines Corp., 2.00%, 01/05/16	622,016
		1,782,358
Materials - 1.3%
480,000	Praxair Inc., 3.95%, 06/01/13	482,766
475,000	Rio Tinto Finance USA Ltd., 8.95%, 05/01/14 (d)	516,749
		999,515
Utilities - 1.8%
400,000	Dayton Power & Light Co., 5.13%, 10/01/13	408,806
565,000	Georgia Power Co., 3.00%, 04/15/16	602,106
416,000	PacifiCorp, 5.45%, 09/15/13	425,354
		1,436,266
Total Corporate Bonds (cost $22,978,145)		23,901,268

Government and Agency Obligations - 37.6%
GOVERNMENT SECURITIES - 32.3%
Federal Home Loan Mortgage Corp. - 0.5%
350,000	Federal Home Loan Mortgage Corp., 4.50%, 07/15/13 (f)	354,543

Municipals - 2.5%
455,000	City of Indianapolis, Indiana, 0.63%, 07/01/14	455,118
165,000	City of Lincoln, Nebraska, 4.25%, 11/01/14	171,626
380,000	City of Omaha, Nebraska, RB, 2.40%, 12/01/16	396,462
600,000	New York City Transitional Finance Authority, 3.02%, 02/01/16	632,670

Shares or Principal Amount
$325,000	State of Mississippi, 2.63%, 11/01/16	346,174
		2,002,050
Treasury Inflation Index Securities - 0.9%
704,207	U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/16 (g)	748,110

U.S. Treasury Securities - 28.4%
5,200,000	U.S. Treasury Note, 0.25%, 09/30/14	5,202,642
5,600,000	U.S. Treasury Note, 0.25%, 12/15/15	5,588,189
2,540,000	U.S. Treasury Note, 1.75%, 05/31/16	2,647,950
8,950,000	U.S. Treasury Note, 0.63%, 09/30/17	8,932,521
		22,371,302
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 5.3%
Federal Home Loan Mortgage Corp. - 1.3%
546,300	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	577,750
450,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	464,057
		1,041,807
Federal National Mortgage Association - 4.0%
588,063	Federal National Mortgage Association REMIC, 4.50%, 08/25/21	611,889
265,202	Federal National Mortgage Association REMIC, 4.50%, 11/25/23	274,404
584,526	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	622,079
929,231	Federal National Mortgage Association, 3.00%, 10/01/26	977,957
607,016	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	627,715
594,850	Federal National Mortgage Association, Interest Only REMIC, 5.00%, 03/25/39	47,786
		3,161,830
Total Government and Agency Obligations (cost $29,593,323)		29,679,642

Preferred Stocks - 0.7%
550	U.S. Bancorp, Series A, 3.50% (callable at 1,000 beginning on 05/06/13) (e)	504,900

Total Preferred Stocks (cost $564,328)		504,900

See accompanying Notes to Financial Statements.

Shares	Security Description	Value
Short Term Investments - 4.6%
Investment Company - 4.6%
3,647,569	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (h)	$3,647,569

Total Short Term Investments (cost $3,647,569)		3,647,569
Total Investments - 100.4% (cost $77,560,011)		79,185,730
Liabilities in excess of other assets - (0.4%)		(301,551)
Net Assets - 100%		$78,884,179

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2013.
(b)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by Tributary Funds’ Board of Directors.

(c)

Security fair valued in good faith in accordance with the procedures established by the Tributary Funds’ Board of Directors. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See Security Valuation in the Notes to Financial Statements.

(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	Perpetual maturity security.
(f)	This security is a direct debt of the agency and not collateralized by mortgages.
(g)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(h)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

AMBAC	AMBAC Indemnity Corp.
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

INCOME FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 27.0%
$1,348,000	Banc of America Commercial Mortgage Inc. REMIC, 5.19%, 09/10/47 (a)	$1,479,984
349,446	Bear Stearns Asset Backed Securities Trust REMIC, 5.50%, 10/25/33 (a)	365,267
641,286	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.53%, 09/11/41	669,361
685,000	Cabela’s Master Credit Card Trust, 2.71%, 02/17/26 (b)	684,957
321,073	Chase Mortgage Finance Trust REMIC, 5.50%, 05/25/35	328,988
146,890	Citicorp Mortgage Securities Pass-Through Certificates Trust REMIC, 5.50%, 11/25/35	147,512
619,359	Citigroup Mortgage Loan Trust Inc. REMIC, 6.50%, 07/25/34	648,744
948,980	Citigroup Mortgage Loan Trust Inc. REMIC, 0.35%, 08/25/36 (a)	924,023
308,956	Citigroup Mortgage Loan Trust Inc. REMIC, 0.35%, 10/25/36 (a)	305,591
207,052	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	211,554
347,015	CNL Commercial Mortgage Loan Trust REMIC, 0.64%, 10/25/30 (a) (b)	308,843
66,797	Countrywide Alternative Loan Trust REMIC, 5.29%, 08/25/36 (a)	67,388
421,680	Countrywide Asset-Backed Certificates REMIC, 4.46%, 09/25/32 (a)	423,328
83,904	Countrywide Asset-Backed Certificates REMIC, 0.44%, 06/25/34 (a)	83,257
294,108	Countrywide Asset-Backed Certificates REMIC, 0.38%, 12/25/34 (a)	285,889
131,853	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	134,309
184,562	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	194,356
307,709	Credit-Based Asset Servicing and Securitization LLC REMIC, 1.33%, 08/25/32 (a)	278,621
408,476	Credit-Based Asset Servicing and Securitization LLC REMIC, 5.75%, 12/25/37 (a)	413,051
17,530	FBR Securitization Trust REMIC, 0.45%, 11/25/35 (a)	17,520
500,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.85%, 03/25/34 (a)	494,434
575,000	GS Mortgage Securities Corp. II REMIC, 3.65%, 03/11/44 (b)	615,876
29,257	Home Equity Asset Trust REMIC, 0.31%, 07/25/37 (a)	29,041
408,547	Irwin Whole Loan Home Equity Trust REMIC, 1.30%, 11/25/28 (a)	408,449
104,517	MASTR Asset Securitization Trust REMIC, 5.25%, 11/25/35	106,011
825,000	Morgan Stanley Capital I Trust REMIC, 3.22%, 07/15/49	882,623
264,175	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (a)	190,467
300,000	Novastar Home Equity Loan REMIC, 1.85%, 03/25/35 (a)	289,510
538,594	Option One Mortgage Loan Trust Asset-Backed Certificates REMIC, 0.41%, 12/25/35 (a)	529,851
581,110	Origen Manufactured Housing Contract Trust, 5.91%, 01/15/35	624,869
106,970	Park Place Securities Inc. REMIC, 0.82%, 10/25/34 (a)	106,796
1,046,858	Preferred Term Securities XXI Inc., 0.93%, 03/22/38 (a) (b) (c) (d)	235,543
527,702	Preferred Term Securities XXIV Inc., 0.58%, 03/22/37 (a) (b) (c)	337,729
523,519	RAAC Trust REMIC, 0.37%, 08/25/36 (a)	517,611
272,420	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 01/25/34	279,145
273,103	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 05/25/34	278,204
488,653	Residential Accredit Loans Inc. Trust REMIC, 6.00%, 10/25/34	520,490
172,946	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 02/25/35	171,184
518,019	Residential Asset Mortgage Products Inc. Trust REMIC, 5.63%, 01/25/34	546,387
870,000	Residential Asset Mortgage Products Inc. Trust REMIC, 0.71%, 06/25/35 (a)	787,567
253,795	Residential Asset Mortgage Products Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	245,726
339,910	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31	349,963
360,768	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32	372,808
231,299	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33	240,552
469,353	SACO I Trust REMIC, 0.76%, 11/25/35 (a)	463,067

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$366,580	Structured Asset Securities Corp. REMIC, 1.25%, 11/25/34 (a)	$339,421
132,437	Structured Asset Securities Corp. (insured by MBIA Assurance Corp.) REMIC, 5.30%, 09/25/33 (a)	134,077
353,773	Vanderbilt Mortgage & Finance Inc., 5.84%, 02/07/26	364,380
630,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/17/45	642,537
529,302	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.58%, 12/25/35 (a)	520,877
141,263	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.34%, 07/25/36 (a)	139,633
421,268	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 02/25/19	430,183
316,147	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 11/25/36	325,884
625,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/17/45	637,699
430,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	445,597

Total Non-U.S. Government Agency Asset-Backed Securities (cost $21,435,806)		21,576,734

Corporate Bonds - 22.9%
Consumer Discretionary - 2.8%
430,000	DIRECTV Holdings LLC, 3.80%, 03/15/22	439,534
300,000	Goodyear Tire & Rubber Co., 6.50%, 03/01/21	309,375
290,000	Hanesbrands Inc., 6.38%, 12/15/20	315,737
325,000	Mohawk Industries Inc., 6.38%, 01/15/16 (e)	362,781
360,000	Newell Rubbermaid Inc., 4.70%, 08/15/20	399,441
355,000	Whirlpool Corp., 4.85%, 06/15/21	390,776
		2,217,644
Consumer Staples - 1.9%
255,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	269,408
405,000	Land O’Lakes Capital Trust I, 7.45%, 03/15/28 (b)	402,975
395,000	PepsiCo Inc., 4.88%, 11/01/40	443,162
340,000	Wal-Mart Stores Inc., 5.63%, 04/15/41	425,260
		1,540,805
Energy - 1.0%
335,000	Enterprise Products Operating LLC, 6.30%, 09/15/17	402,605
270,000	Tosco Corp., 8.13%, 02/15/30	395,041
		797,646
Financials - 10.2%
325,000	ACE INA Holdings Inc., 5.90%, 06/15/19	403,370
390,000	American Express Co., 6.80%, 09/01/66 (a)	420,225
395,000	American Honda Finance Corp., 1.50%, 09/11/17 (b)	398,311
405,000	Bank of America Corp., 5.65%, 05/01/18	468,507
285,000	Chubb Corp., 6.80%, 11/15/31	378,704
435,000	Citigroup Inc., 4.45%, 01/10/17	478,907
415,000	General Electric Capital Corp., 6.38%, 11/15/67 (a)	439,900
285,000	Genworth Financial Inc., 7.63%, 09/24/21	343,273
435,000	Goldman Sachs Capital I, 6.35%, 02/15/34	453,217
395,000	Hartford Financial Services Group Inc., 4.00%, 10/15/17	437,480
395,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (f)	453,787
311,000	KeyBank NA, 4.95%, 09/15/15	338,709
405,000	Metropolitan Life Global Funding I, 1.70%, 06/29/15 (b)	413,561
445,000	Morgan Stanley, 3.80%, 04/29/16	472,111
375,000	PNC Funding Corp., 0.50%, 01/31/14 (a)	375,316
285,000	Prudential Financial Inc., 7.38%, 06/15/19	365,930
310,000	Regions Financial Corp., 7.75%, 11/10/14	341,769
375,000	State Street Bank & Trust Co., 0.48%, 12/08/15 (a)	372,028
353,000	UBS Preferred Funding Trust V, 6.24% (callable at 100 beginning 05/15/16) (f)	364,914
410,000	Wells Fargo & Co., Series A, 7.98% (callable at 100 beginning 03/15/18) (f)	473,037
		8,193,056
Health Care - 0.3%
160,000	Pfizer Inc., 6.20%, 03/15/19	200,837

Industrials - 1.4%
345,000	Textron Inc., 6.20%, 03/15/15	375,792
335,000	Union Pacific Corp., 5.70%, 08/15/18	404,305
285,000	United Technologies Corp., 6.13%, 07/15/38	370,996
		1,151,093

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
Information Technology - 2.1%
$345,000	CA Inc., 6.13%, 12/01/14	$373,476
415,000	Intel Corp., 2.70%, 12/15/22	411,172
360,000	International Business Machines Corp., 5.60%, 11/30/39	448,400
420,000	Motorola Solutions Inc., 3.75%, 05/15/22	430,136
		1,663,184
Materials - 1.8%
405,000	Dow Chemical Co., 4.25%, 11/15/20	444,757
305,000	Martin Marietta Materials Inc., 6.60%, 04/15/18	346,175
343,000	Mosaic Co., 3.75%, 11/15/21	361,091
295,000	Rio Tinto Finance USA Ltd., 8.95%, 05/01/14 (e)	320,928
		1,472,951
Utilities - 1.4%
315,000	Alabama Power Co., 5.50%, 10/15/17	372,982
300,000	Dayton Power & Light Co., 5.13%, 10/01/13	306,604
300,000	PacifiCorp, 6.25%, 10/15/37	400,317
		1,079,903
Total Corporate Bonds (cost $17,298,682)		18,317,119

Government and Agency Obligations - 44.0%
GOVERNMENT SECURITIES - 23.2%
Municipals - 2.0%
325,000	New York City Municipal Water Finance Authority, 5.72%, 06/15/42	419,321
215,000	State of Connecticut, 4.95%, 12/01/20	257,933
215,000	State of Connecticut, 5.63%, 12/01/29	269,208
240,000	University of Michigan, 6.01%, 04/01/25	285,142
350,000	University of Nebraska, RB, Series B, 5.70%, 07/01/29	381,612
		1,613,216
Treasury Inflation Index Securities - 0.5%
351,013	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (g)	381,919

U.S. Treasury Securities - 20.7%
755,000	U.S. Treasury Bond, 5.38%, 02/15/31	1,050,276
1,835,000	U.S. Treasury Bond, 4.38%, 11/15/39	2,299,484
1,800,000	U.S. Treasury Note, 0.25%, 09/30/14	1,800,915
2,900,000	U.S. Treasury Note, 3.38%, 11/15/19	3,319,595
8,200,000	U.S. Treasury Note, 1.63%, 11/15/22	8,054,581
		16,524,851
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 20.8%
Federal Home Loan Mortgage Corp. - 7.5%
1,089,129	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	1,156,976
1,244,000	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	1,394,891
700,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	721,866
1,378,119	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	1,481,635
1,177,937	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	1,279,738
		6,035,106
Federal National Mortgage Association - 12.7%
165,006	Federal National Mortgage Association, 5.50%, 11/01/16	176,864
58,146	Federal National Mortgage Association, 4.50%, 12/01/18	62,705
1,073,266	Federal National Mortgage Association REMIC, 4.00%, 02/25/19	1,134,543
626,693	Federal National Mortgage Association, 7.50%, 08/01/22	698,936
218,176	Federal National Mortgage Association, 4.00%, 06/01/24	233,573
78,282	Federal National Mortgage Association, 4.00%, 10/01/24	83,806
880,542	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	954,893
1,146,694	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	1,282,295
95,918	Federal National Mortgage Association, 5.00%, 08/01/34	104,248
1,370,000	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	1,455,980
1,209,290	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	1,250,526
116,936	Federal National Mortgage Association, 5.50%, 08/01/37	128,180
426,934	Federal National Mortgage Association, 6.00%, 09/01/38	469,390
782,720	Federal National Mortgage Association, 4.50%, 01/01/40	878,171
1,111,796	Federal National Mortgage Association, 4.00%, 04/01/41	1,213,456
		10,127,566

See accompanying Notes to Financial Statements.

Shares or Principal Amount	Security Description	Value
Government National Mortgage Association - 0.6%
$447,369	Government National Mortgage Association, 4.72%, 06/20/61	$503,832

Total Government and Agency Obligations (cost $33,754,949)		35,186,490

Preferred Stock - 0.7%
580	U.S. Bancorp, Series A, 3.50% (callable at 1,000 beginning on 05/06/13) (f)	532,440

Total Preferred Stocks (cost $595,666)		532,440

Exchange Traded Funds - 0.6%
5,047	iShares iBoxx High Yield Corporate Bond Fund	476,185

Total Exchange Traded Funds (cost $436,131)		476,185

Investment Company - 1.8%
140,523	Federated Institutional High-Yield Bond Fund	1,448,798

Total Investment Company (cost $1,282,335)		1,448,798

Short Term Investments - 3.5%
Investment Company - 3.5%
2,836,311	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (h)	2,836,311

Total Short Term Investments (cost $2,836,311)		2,836,311

Total Investments - 100.5% (cost $77,639,880)		80,374,077
Liabilities in excess of other assets - (0.5%)		(384,776)
NET ASSETS - 100%		$79,989,301

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2013.
(b)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by Tributary Funds’ Board of Directors.

(c)

Security fair valued in good faith in accordance with the procedures established by the Tributary Funds’ Board of Directors. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See Security Valuation in the Notes to Financial Statements.

(d)	The security has been placed on non-accrual.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Perpetual maturity security.
(g)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(h)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

AMBAC	AMBAC Indemnity Corp.
MBIA	Municipal Bond Investors Assurance
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

BALANCED FUND

Shares	Security Description	Value
Common Stocks - 61.6%
Consumer Discretionary - 7.5%
6,700	BorgWarner Inc. (a)	$518,178
1,250	Chipotle Mexican Grill Inc. (a)	407,338
17,900	Comcast Corp. - Class A	751,979
8,200	Discovery Communications Inc. - Class C (a)	570,228
2,600	McDonald’s Corp.	259,194
9,800	Nordstrom Inc.	541,254
420	NVR Inc. (a)	453,646
935	Priceline.com Inc. (a)	643,215
5,150	Ulta Salon Cosmetics & Fragrance Inc.	418,025
4,200	Wynn Resorts Ltd.	525,672
		5,088,729
Consumer Staples - 6.4%
9,900	Church & Dwight Co. Inc.	639,837
6,750	Colgate-Palmolive Co.	796,702
8,100	Hershey Co.	708,993
6,066	Kraft Foods Group Inc.	312,581
7,150	Mead Johnson Nutrition Co.	553,768
6,400	PriceSmart Inc.	498,112
5,700	United Natural Foods Inc. (a)	280,440
6,200	Whole Foods Market Inc.	537,850
		4,328,283
Energy - 5.8%
4,950	Chevron Corp.	588,159
10,100	Exxon Mobil Corp.	910,111
5,300	Helmerich & Payne Inc.	321,710
6,100	Noble Energy Inc.	705,526
9,350	Occidental Petroleum Corp.	732,759
9,400	Schlumberger Ltd.	703,966
		3,962,231
Financials - 10.0%
8,800	ACE Ltd.	782,936
4,650	Affiliated Managers Group Inc. (a)	714,101
22,400	BB&T Corp.	703,136
19,100	BioMed Realty Trust Inc.	412,560
3,400	BlackRock Inc.	873,392
4,400	Credit Acceptance Corp. (a)	537,416
17,875	JPMorgan Chase & Co.	848,347
4,300	M&T Bank Corp.	443,588
16,500	MetLife Inc.	627,330
25,100	U.S. Bancorp	851,643
		6,794,449
Health Care - 8.2%
3,200	Biogen Idec Inc. (a)	617,312
8,050	Celgene Corp. (a)	933,075
7,150	Cerner Corp. (a)	677,463
10,675	Covidien Plc	724,192
920	Intuitive Surgical Inc. (a)	451,895
8,450	Medidata Solutions Inc. (a)	489,931
11,600	Thermo Fisher Scientific Inc.	887,284
10,166	Valeant Pharmaceuticals International Inc. (a)	762,653
		5,543,805
Industrials - 6.6%
7,200	Dover Corp.	524,736
14,850	Fortune Brands Home & Security Inc. (a)	555,835
26,700	General Electric Co.	617,304
8,200	Jacobs Engineering Group Inc. (a)	461,168
4,400	Parker Hannifin Corp.	402,952
5,300	Roper Industries Inc.	674,743
4,500	Union Pacific Corp.	640,845
7,300	United Parcel Service Inc. - Class B	627,070
		4,504,653
Information Technology - 11.6%
12,300	Adobe Systems Inc. (a)	535,173
2,585	Apple Inc.	1,144,198
4,750	Citrix Systems Inc. (a)	342,760
7,000	Cognizant Technology Solutions Corp. - Class A (a)	536,270
3,600	FactSet Research Systems Inc.	333,360
1,330	Google Inc. - Class A (a)	1,056,060
7,600	IAC/InterActiveCorp.	339,568
13,700	Intel Corp.	299,345
1,020	MasterCard Inc. - Class A	551,953
23,300	Mentor Graphics Corp.	420,565
24,100	Microsoft Corp.	689,501
23,000	Oracle Corp.	743,820
13,000	QUALCOMM Inc.	870,350
		7,862,923
Materials - 2.5%
3,600	Agrium Inc.	351,000
4,900	Eastman Chemical Co.	342,363
5,400	Monsanto Co.	570,402
3,800	Praxair Inc.	423,852
		1,687,617
Telecommunication Services - 1.0%
14,050	Verizon Communications Inc.	690,558

Utilities - 2.0%
37,700	AES Corp.	473,889
6,400	NextEra Energy Inc.	497,152
8,300	Southern Co.	389,436
		1,360,477
Total Common Stocks (cost $29,014,362)		41,823,725

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
Corporate Bonds - 23.5%
Consumer Discretionary - 1.9%
$500,000	Comcast Corp., 5.70%, 05/15/18	$601,273
300,000	McGraw-Hill Cos. Inc., 5.90%, 11/15/17	338,562
300,000	Viacom Inc., 6.25%, 04/30/16	344,578
		1,284,413
Consumer Staples - 1.9%
500,000	Anheuser-Busch Cos. Inc., 5.00%, 03/01/19	585,506
300,000	Coca-Cola Enterprises Inc., 4.50%, 09/01/21	338,961
300,000	ConAgra Foods Inc., 7.00%, 04/15/19	375,453
		1,299,920
Energy - 1.3%
300,000	BP Capital Markets Plc, 3.63%, 05/08/14	309,922
200,000	ONEOK Partners LP, 6.15%, 10/01/16	231,147
300,000	Shell International Finance BV, 3.25%, 09/22/15	320,176
		861,245
Financials - 7.7%
400,000	American Express Credit Corp., 5.88%, 05/02/13	401,742
500,000	Commonwealth Bank of Australia, 2.95%, 04/13/20 (b) (c)	529,405
500,000	General Electric Capital Corp., 5.63%, 09/15/17	585,988
300,000	Goldman Sachs Group Inc., 5.25%, 10/15/13	307,352
280,000	Health Care REIT Inc., 6.20%, 06/01/16	319,038
500,000	JPMorgan Chase & Co., 6.40%, 10/02/17	596,904
500,000	KeyCorp, 6.50%, 05/14/13	503,437
500,000	Morgan Stanley, 0.78%, 10/15/15 (b)	491,705
250,000	Regions Bank, 7.50%, 05/15/18	306,875
300,000	Simon Property Group LP, 2.80%, 01/30/17	316,155
494,000	Vornado Realty Trust, 4.25%, 04/01/15	522,137
300,000	Wachovia Corp., 5.25%, 08/01/14	317,404
		5,198,142
Health Care - 1.6%
500,000	Novartis Securities Investment Ltd., 5.13%, 02/10/19	597,009
500,000	Teva Pharmaceutical Finance II BV, 3.00%, 06/15/15	524,543
		1,121,552
Industrials - 1.9%
500,000	Harley-Davidson Funding Corp., 6.80%, 06/15/18 (d)	614,202
300,000	Honeywell International Inc., 5.30%, 03/01/18	356,830
300,000	Union Pacific Corp., 4.16%, 07/15/22	337,816
		1,308,848
Information Technology - 0.5%
300,000	Oracle Corp., 3.88%, 07/15/20	336,019

Materials - 1.1%
350,000	Mosaic Co., 3.75%, 11/15/21	368,460
400,000	Vale Overseas Ltd., 4.38%, 01/11/22	410,419
		778,879
Telecommunication Services - 1.8%
500,000	AT&T Inc., 4.45%, 05/15/21	562,645
300,000	Cellco Partnership, 5.55%, 02/01/14	311,806
300,000	Verizon Communications Inc., 4.90%, 09/15/15	329,427
		1,203,878
Utilities - 3.8%
400,000	Alabama Power Co., 5.88%, 12/01/22	499,279
400,000	Commonwealth Edison Co., 4.00%, 08/01/20	449,942
400,000	Consolidated Edison Co. of New York Inc., 5.30%, 12/01/16	461,613
250,000	Exelon Generation Co. LLC, 5.20%, 10/01/19	282,945
300,000	ONEOK Inc., 4.25%, 02/01/22	318,612
500,000	Sempra Energy, 6.50%, 06/01/16	582,729
		2,595,120
Total Corporate Bonds (cost $15,301,723)		15,988,016

Government and Agency Obligations - 9.0%
GOVERNMENT SECURITIES - 8.5%
Federal Home Loan Bank - 0.7%
300,000	Federal Home Loan Bank, 1.00%, 10/15/27 (e) (f)	300,075
200,000	Federal Home Loan Bank, 1.50%, 01/25/28 (e) (f)	200,178
		500,253
Municipals - 5.7%
350,000	California State University, RB, 5.45%, 11/01/22	409,094
250,000	City of Aurora, Illinois, GO, Series A, 4.25%, 12/30/17	281,465
250,000	City of Industry, California, RB, 7.00%, 01/01/21	267,922

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$150,000	County of St. Charles Missouri, RB, 5.16%, 10/01/20	$177,929
190,000	Denver City & County Board of Water Commission, RB, Series A, 5.00%, 12/15/19	227,620
100,000	Denver Regional Transportation District, RB, 2.21%, 11/01/21	99,667
300,000	District of Columbia, RB, 4.99%, 12/01/23	360,888
195,000	Kansas Development Finance Authority, RB, Series N, 5.20%, 11/01/19	236,026
300,000	Metro Wastewater Reclamation District, Sewer Revenue, Series B, 5.02%, 04/01/20	352,647
205,000	Northern Illinois Municipal Power Agency, Power Project Revenue, 5.69%, 01/01/17	226,589
200,000	Reeves County Texas, Correctional Facilities, 7.40%, 12/01/17	215,886
200,000	Santa Monica Community College District, Series A, 5.73%, 08/01/24	239,664
100,000	State of Florida Lottery, RB, 5.19%, 07/01/19	117,004
265,000	Town of Hamden Connecticut, GO, Series B, 5.38%, 08/15/22	314,833
200,000	Town of Parker Colorado, Series A, 5.30%, 11/01/18	228,894
100,000	Vista Community Development Commission California, 7.61%, 09/01/21	114,704
		3,870,832
Treasury Inflation Index Securities - 1.0%
276,874	U.S. Treasury Inflation Indexed Note, 1.38%, 01/15/20 (g)	329,804
244,334	U.S. Treasury Inflation Indexed Note, 2.38%, 01/15/25 (g)	327,904
		657,708
U.S. Treasury Securities - 1.1%
200,000	U.S. Treasury Note, 3.25%, 12/31/16	220,359
300,000	U.S. Treasury Note, 3.75%, 11/15/18	347,250
150,000	U.S. Treasury Note, 3.63%, 08/15/19	173,719
		741,328
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 0.5%
Federal National Mortgage Association - 0.5%
294,431	Federal National Mortgage Association, 3.50%, 12/01/26	312,323

Total Government and Agency Obligations (cost $5,534,745)		6,082,444

Shares
Exchange Traded Funds - 0.8%
Investment Company - 0.8%
31,600	Alerian MLP ETF	559,952

Total Exchange Traded Funds (cost $531,771)		559,952

Short Term Investments - 5.5%
Investment Company - 5.5%
3,757,526	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (h)	3,757,526

Total Short Term Investments (cost $3,757,526)		3,757,526

Total Investments - 100.4% (cost $54,140,127)		68,211,663
Liabilities in excess of other assets - (0.4%)		(284,491)
NET ASSETS - 100%		$67,927,172

(a)	Non-income producing security.
(b)	Variable rate security. The rate reflected is the rate in effect at March 31, 2013.
(c)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be illiquid based on procedures approved by Tributary Funds’ Board of Directors. See Restricted Securities in the Notes to Financial Statements.

(d)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by Tributary Funds’ Board of Directors.

(e)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of March 31, 2013.
(f)	This security is a direct debt of the agency and not collateralized by mortgages.
(g)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(h)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

ETF	Exchange-Traded Fund
GO	General Obligation
MLP	Master Limited Partnership
RB	Revenue Bond

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

CORE EQUITY FUND

Shares	Security Description	Value
Common Stocks - 96.4%
Consumer Discretionary - 11.0%
103,700	Comcast Corp. - Class A	$4,356,437
48,000	Kohl’s Corp.	2,214,240
54,100	Lear Corp.	2,968,467
25,200	Mohawk Industries Inc. (a)	2,850,624
59,200	Nike Inc. - Class B	3,493,392
68,600	Omnicom Group Inc.	4,040,540
		19,923,700
Consumer Staples - 10.2%
83,200	General Mills Inc.	4,102,592
77,600	PepsiCo Inc.	6,138,936
37,300	Philip Morris International Inc.	3,458,083
62,200	Procter & Gamble Co.	4,793,132
		18,492,743
Energy - 10.8%
51,500	Chevron Corp.	6,119,230
63,000	Ensco Plc - Class A	3,780,000
71,100	Exxon Mobil Corp.	6,406,821
43,500	Schlumberger Ltd.	3,257,715
		19,563,766
Financials - 17.1%
59,600	AFLAC Inc.	3,100,392
55,000	Aon Plc - Class A	3,382,500
103,800	BB&T Corp.	3,258,282
9,600	BlackRock Inc.	2,466,048
59,300	Citigroup Inc.	2,623,432
12,900	IntercontinentalExchange Inc. (a)	2,103,603
96,300	JPMorgan Chase & Co.	4,570,398
96,200	MetLife Inc.	3,657,524
33,900	Travelers Cos. Inc.	2,854,041
89,000	U.S. Bancorp	3,019,770
		31,035,990
Health Care - 12.1%
71,700	Dentsply International Inc.	3,041,514
26,000	McKesson Corp.	2,806,960
99,500	Medtronic Inc.	4,672,520
81,800	Novartis AG - ADR	5,827,432
59,200	Teva Pharmaceutical Industries Ltd. - ADR	2,349,056
46,200	Varian Medical Systems Inc. (a)	3,326,400
		22,023,882
Industrials - 11.5%
43,800	3M Co.	4,656,378
26,200	Flowserve Corp.	4,394,002
185,100	General Electric Co.	4,279,512
71,200	Jacobs Engineering Group Inc. (a)	4,004,288
50,800	Towers Watson & Co. - Class A	3,521,456
		20,855,636
Information Technology - 18.0%
7,800	Apple Inc.	3,452,514
72,300	Avnet Inc. (a)	2,617,260
135,700	Cisco Systems Inc.	2,837,487
129,300	EMC Corp. (a)	3,088,977
124,700	Intel Corp.	2,724,695
14,600	International Business Machines Corp.	3,114,180
123,600	Microsoft Corp.	3,536,196
133,000	Oracle Corp.	4,301,220
55,800	QUALCOMM Inc.	3,735,810
92,200	Texas Instruments Inc.	3,271,256
		32,679,595
Materials - 3.0%
31,000	Air Products & Chemicals Inc.	2,700,720
86,200	Allegheny Technologies Inc.	2,733,402
		5,434,122
Utilities - 2.7%
197,100	AES Corp.	2,477,547
52,000	Southern Co.	2,439,840
		4,917,387
Total Common Stocks (cost $129,382,313)		174,926,821

Short Term Investments - 2.1%
Investment Company - 2.1%
3,785,899	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	3,785,899

Total Short Term Investments (cost $3,785,899)		3,785,899

Total Investments - 98.5% (cost $133,168,212)		178,712,720
Other assets in excess of liabilities - 1.5%		2,647,652
NET ASSETS - 100%		$181,360,372

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

LARGE CAP GROWTH FUND

Shares	Security Description	Value
Common Stocks - 98.0%
Consumer Discretionary - 15.4%
12,500	BorgWarner Inc. (a)	$966,750
9,000	Coach Inc.	449,910
41,000	Comcast Corp. - Class A	1,722,410
20,000	Discovery Communications Inc. - Class C (a)	1,390,800
15,000	Nordstrom Inc.	828,450
1,800	Priceline.com Inc. (a)	1,238,274
20,000	Starbucks Corp.	1,139,200
8,100	Wynn Resorts Ltd.	1,013,796
		8,749,590
Consumer Staples - 2.9%
25,000	Mondelez International Inc. - Class A	765,250
10,000	Whole Foods Market Inc.	867,500
		1,632,750
Energy - 7.3%
10,000	Apache Corp.	771,600
6,100	Concho Resources Inc. (a)	594,323
6,000	Noble Energy Inc.	693,960
5,000	Occidental Petroleum Corp.	391,850
12,000	Schlumberger Ltd.	898,680
22,000	Williams Cos. Inc.	824,120
		4,174,533
Financials - 8.5%
7,000	Affiliated Managers Group Inc. (a)	1,074,990
20,000	JPMorgan Chase & Co.	949,200
7,500	T. Rowe Price Group Inc.	561,525
28,600	U.S. Bancorp	970,398
34,000	Wells Fargo & Co.	1,257,660
		4,813,773
Health Care - 16.5%
4,125	Biogen Idec Inc. (a)	795,753
21,100	Catamaran Corp. (a)	1,118,933
12,000	Celgene Corp. (a)	1,390,920
10,000	Cerner Corp. (a)	947,500
25,250	Stryker Corp.	1,647,310
18,000	Thermo Fisher Scientific Inc.	1,376,820
15,000	UnitedHealth Group Inc.	858,150
17,000	Valeant Pharmaceuticals International Inc. (a)	1,275,340
		9,410,726
Industrials - 16.4%
21,000	AGCO Corp.	1,094,520
9,980	Cummins Inc.	1,155,784
18,000	Dover Corp.	1,311,840
14,000	FedEx Corp.	1,374,800
25,000	Illinois Tool Works Inc.	1,523,500
11,500	Joy Global Inc.	684,480
7,600	Roper Industries Inc.	967,556
8,800	Union Pacific Corp.	1,253,208
		9,365,688
Information Technology - 26.2%
20,000	Accenture Plc - Class A	1,519,400
30,000	Adobe Systems Inc. (a)	1,305,300
1,400	Apple Inc.	619,682
44,000	CA Inc.	1,107,480
17,300	Citrix Systems Inc. (a)	1,248,368
20,000	Cognizant Technology Solutions Corp. - Class A (a)	1,532,200
4,200	Equinix Inc. (a)	908,502
16,000	Fiserv Inc. (a)	1,405,280
2,000	Google Inc. - Class A (a)	1,588,060
2,330	MasterCard Inc. - Class A	1,260,833
43,000	Oracle Corp.	1,390,620
13,000	VMware Inc. - Class A (a)	1,025,440
		14,911,165
Materials - 4.8%
14,000	Agrium Inc.	1,365,000
12,500	Praxair Inc.	1,394,250
		2,759,250
Total Common Stocks (cost $38,671,110)		55,817,475

Short Term Investments - 1.5%
Investment Company - 1.5%
866,445	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	866,445

Total Short Term Investments (cost $866,445)		866,445

Total Investments - 99.5% (cost $39,537,555)		56,683,920
Other assets in excess of liabilities - 0.5%		265,512
NET ASSETS - 100%		$56,949,432

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks - 96.1%
Consumer Discretionary - 22.4%
23,100	BorgWarner Inc. (a)	$1,786,554
42,000	Cabela’s Inc. (a)	2,552,760
81,953	Chico’s FAS Inc.	1,376,810
24,000	Churchill Downs Inc.	1,680,960
10,000	Coach Inc.	499,900
37,500	Discovery Communications Inc. - Class C (a)	2,607,750
33,000	Foot Locker Inc.	1,129,920
54,000	HanesBrands Inc. (a)	2,460,240
30,000	Nordstrom Inc.	1,656,900
4,500	Panera Bread Co. - Class A (a)	743,580
91,000	Pier 1 Imports Inc.	2,093,000
13,000	Polaris Industries Inc.	1,202,370
100,000	PulteGroup Inc. (a)	2,024,000
60,000	Tenneco Inc. (a)	2,358,600
12,000	Ulta Salon Cosmetics & Fragrance Inc.	974,040
70,000	Vera Bradley Inc. (a)	1,654,100
26,800	Vitamin Shoppe Inc. (a)	1,309,180
15,000	Wynn Resorts Ltd.	1,877,400
		29,988,064
Consumer Staples - 3.2%
12,500	Church & Dwight Co. Inc.	807,875
44,000	Herbalife Ltd.	1,647,800
22,400	PriceSmart Inc.	1,743,392
		4,199,067
Energy - 6.8%
9,000	Concho Resources Inc. (a)	876,870
272,000	Kodiak Oil & Gas Corp. (a)	2,472,480
36,000	Lufkin Industries Inc.	2,390,040
12,300	Noble Energy Inc.	1,422,618
80,000	Northern Oil and Gas Inc. (a)	1,150,400
21,000	World Fuel Services Corp.	834,120
		9,146,528
Financials - 8.6%
12,500	Affiliated Managers Group Inc. (a)	1,919,625
14,550	Credit Acceptance Corp. (a)	1,777,137
49,000	Home Bancshares Inc.	1,845,830
22,300	Portfolio Recovery Associates Inc. (a)	2,830,316
25,000	Signature Bank (a)	1,969,000
32,400	Stifel Financial Corp. (a)	1,123,308
		11,465,216
Health Care - 11.6%
41,220	Catamaran Corp. (a)	2,185,897
20,800	Cerner Corp. (a)	1,970,800
100,000	MedAssets Inc. (a)	1,925,000
100,000	PDL BioPharma Inc.	731,000
80,000	Questcor Pharmaceuticals Inc.	2,603,200
24,000	Teleflex Inc.	2,028,240
22,000	United Therapeutics Corp. (a)	1,339,140
36,500	Valeant Pharmaceuticals International Inc. (a)	2,738,230
		15,521,507
Industrials - 19.3%
32,100	AGCO Corp.	1,673,052
46,300	Applied Industrial Technologies Inc.	2,083,500
31,000	Atlas Air Worldwide Holdings Inc. (a)	1,263,560
28,000	Dover Corp.	2,040,640
18,000	Genesee & Wyoming Inc. - Class A (a)	1,675,980
44,000	HUB Group Inc. - Class A (a)	1,692,240
26,000	Joy Global Inc.	1,547,520
27,700	Landstar System Inc.	1,581,393
39,700	Lincoln Electric Holdings Inc.	2,150,946
15,200	Middleby Corp. (a)	2,312,680
17,000	Pall Corp.	1,162,290
12,700	Roper Industries Inc.	1,616,837
70,000	Tetra Tech Inc. (a)	2,134,300
24,000	Triumph Group Inc.	1,884,000
24,000	Woodward Inc.	954,240
		25,773,178
Information Technology - 20.0%
53,000	Adobe Systems Inc. (a)	2,306,030
30,000	Akamai Technologies Inc. (a)	1,058,700
90,000	CA Inc.	2,265,300
151,400	Cadence Design Systems Inc. (a)	2,109,002
20,000	Citrix Systems Inc. (a)	1,443,200
23,000	Cognizant Technology Solutions Corp. - Class A (a)	1,762,030
8,000	Equinix Inc. (a)	1,730,480
10,000	FactSet Research Systems Inc.	926,000
17,500	Fiserv Inc. (a)	1,537,025
39,000	IAC/InterActiveCorp.	1,742,520
27,600	Jack Henry & Associates Inc.	1,275,396
100,000	Mentor Graphics Corp.	1,805,000
47,000	NeuStar Inc. - Class A (a)	2,186,910
27,000	OSI Systems Inc. (a)	1,681,830
100,000	ValueClick Inc. (a)	2,955,000
		26,784,423
Materials - 4.2%
24,500	Agrium Inc.	2,388,750
52,000	HB Fuller Co.	2,032,160
15,000	Sigma-Aldrich Corp.	1,165,200
		5,586,110
Total Common Stocks (cost $82,992,507)		128,464,093

See accompanying Notes to Financial Statements.

Shares	Security Description	Value
Short Term Investments - 5.5%
Investment Company - 5.5%
7,342,800	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	$7,342,800

Total Short Term Investments (cost $7,342,800)		7,342,800

Total Investments - 101.6% (cost $90,335,307)		135,806,893
Liabilities in excess of other assets - (1.6%)		(2,088,335)
NET ASSETS - 100%		$133,718,558

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2013

SMALL COMPANY FUND

Shares	Security Description	Value
Common Stocks - 97.0%
Consumer Discretionary - 13.3%
136,400	Ann Inc. (a)	$3,958,328
66,100	Buckle Inc.	3,083,565
299,700	Callaway Golf Co.	1,984,014
97,800	Iconix Brand Group Inc. (a)	2,530,086
89,400	International Speedway Corp. - Class A	2,921,592
83,800	Jack in the Box Inc. (a)	2,898,642
98,900	Maidenform Brands Inc. (a)	1,733,717
70,800	Steiner Leisure Ltd. (a)	3,423,888
		22,533,832
Consumer Staples - 2.7%
29,500	Lancaster Colony Corp.	2,271,500
41,000	WD-40 Co.	2,245,570
		4,517,070
Energy - 5.8%
49,700	Dresser-Rand Group Inc. (a)	3,064,502
55,700	SM Energy Co.	3,298,554
70,100	Tidewater Inc.	3,540,050
		9,903,106
Financials - 21.7%
52,800	Arthur J. Gallagher & Co.	2,181,168
40,800	Cullen/Frost Bankers Inc.	2,551,224
31,700	GAMCO Investors Inc.	1,683,587
35,500	Home Properties Inc.	2,251,410
30,400	Jones Lang LaSalle Inc.	3,022,064
66,800	LTC Properties Inc.	2,720,764
84,300	Mack-Cali Realty Corp.	2,411,823
116,200	MB Financial Inc.	2,808,554
295,700	Meadowbrook Insurance Group Inc.	2,084,685
181,000	Old National Bancorp	2,488,750
131,300	Selective Insurance Group	3,152,513
79,700	Southside Bancshares Inc.	1,674,497
69,000	Stifel Financial Corp. (a)	2,392,230
54,300	UMB Financial Corp.	2,664,501
100,000	United Bankshares Inc.	2,661,000
		36,748,770
Health Care - 8.9%
64,300	Greatbatch Inc. (a)	1,920,641
24,000	Magellan Health Services Inc. (a)	1,141,680
103,100	Team Health Holdings Inc. (a)	3,750,778
159,000	VCA Antech Inc. (a)	3,734,910
70,500	West Pharmaceutical Services Inc.	4,578,270
		15,126,279
Industrials - 17.1%
99,800	Actuant Corp. - Class A	3,055,876
113,600	Barnes Group Inc.	3,286,448
55,700	Carlisle Cos. Inc.	3,775,903
54,800	CLARCOR Inc.	2,870,424
38,800	Hubbell Inc. - Class B	3,767,868
56,100	IDEX Corp.	2,996,862
247,600	Navigant Consulting Inc. (a)	3,253,464
116,000	Tetra Tech Inc. (a)	3,536,840
97,400	Werner Enterprises Inc.	2,351,236
		28,894,921
Information Technology - 17.4%
39,300	Anixter International Inc.	2,747,856
45,300	CACI International Inc. - Class A (a)	2,621,511
56,300	Littelfuse Inc.	3,819,955
258,400	Micrel Inc.	2,715,784
118,900	Microsemi Corp. (a)	2,754,913
36,800	MTS Systems Corp.	2,139,920
74,100	National Instruments Corp.	2,426,775
97,200	Park Electrochemical Corp.	2,463,048
115,600	PTC INC (a)	2,946,644
34,600	Syntel Inc.	2,336,192
52,800	Zebra Technologies Corp. - Class A (a)	2,488,464
		29,461,062
Materials - 5.8%
49,000	Carpenter Technology Corp.	2,415,210
95,600	Intrepid Potash Inc.	1,793,456
98,900	Materion Corp.	2,818,650
71,900	Sensient Technologies Corp.	2,810,571
		9,837,887
Utilities - 4.3%
74,100	IDACORP Inc.	3,576,807
109,600	Westar Energy Inc.	3,636,528
		7,213,335
Total Common Stocks (cost $127,289,744)		164,236,262
Short Term Investments - 3.5%
Investment Company - 3.5%
5,962,325	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	5,962,325

Total Short Term Investments (cost $5,962,325)		5,962,325

Total Investments - 100.5% (cost $133,252,069)		170,198,587
Liabilities in excess of other assets - (0.5%)		(882,530)
NET ASSETS - 100%		$169,316,057

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2013.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2013

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Assets:
Investments, at cost	$77,560,011	$77,639,880
Unrealized appreciation of investments	1,625,719	2,734,197
Total investments, at value	79,185,730	80,374,077
Cash	34,469	2,250
Interest and dividends receivable	320,417	497,301
Receivable for capital shares issued	222,108	173,999
Receivable for investments sold	—	—
Prepaid expenses	20,075	19,325
Total Assets	79,782,799	81,066,952
Liabilities:
Distributions payable	84,255	126,646
Payable for investments purchased	720,133	769,638
Payable for capital shares redeemed	22,154	98,948
Accrued expenses and other payables:
Investment advisory fees	17,893	21,555
Administration fees payable to non-related parties	5,805	5,975
Administration fees payable to related parties	4,473	4,572
Shareholder service fees	22,280	28,241
Other fees	21,627	22,076
Total liabilities	898,620	1,077,651
Net assets	$78,884,179	$79,989,301
Composition of Net Assets:
Capital	$81,421,503	$77,233,508
Accumulated (excess of distributions over) net investment income (loss)	(78,664)	320,177
Accumulated net realized gain (loss) from investments	(4,084,379)	(298,581)
Net unrealized appreciation on investments	1,625,719	2,734,197
Net Assets	$78,884,179	$79,989,301
Institutional Class:
Net assets	$48,542,594	$54,723,529
Shares of beneficial interest	5,056,407	5,225,792
Net asset value, offering and redemption price per share	$9.60	$10.47
Institutional Plus Class:
Net assets	$30,341,585	$25,265,772
Shares of beneficial interest	3,157,601	2,410,893
Net asset value, offering and redemption price per share	$9.61	$10.48

See accompanying Notes to Financial Statements.

	BALANCED FUND	CORE EQUITY FUND	LARGE CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND
Assets:
Investments, at cost	$54,140,127	$133,168,212	$39,537,555	$90,335,307	$133,252,069
Unrealized appreciation of investments	14,071,536	45,544,508	17,146,365	45,471,586	36,946,518
Total investments, at value	68,211,663	178,712,720	56,683,920	135,806,893	170,198,587
Cash	3,010	59,561	—	—	22,616
Interest and dividends receivable	308,017	364,792	51,353	31,204	96,119
Receivable for capital shares issued	60,825	4,600	7,703	128,890	149,838
Receivable for investments sold	—	3,158,040	306,475	—	—
Prepaid expenses	14,729	28,635	9,411	13,795	15,648
Total Assets	68,598,244	182,328,348	57,058,862	135,980,782	170,482,808
Liabilities:
Distributions payable	—	—	—	—	—
Payable for investments purchased	562,150	—	—	2,020,130	—
Payable for capital shares redeemed	5,397	756,062	39,027	69,067	966,726
Accrued expenses and other payables:
Investment advisory fees	35,737	97,836	29,092	70,574	102,277
Administration fees payable to non-related parties	4,804	11,605	3,623	8,361	10,604
Administration fees payable to related parties	4,002	10,871	3,394	7,842	9,944
Shareholder service fees	36,262	42,029	13,634	53,901	39,662
Other fees	22,720	49,573	20,660	32,349	37,538
Total liabilities	671,072	967,976	109,430	2,262,224	1,166,751
Net assets	$67,927,172	$181,360,372	$56,949,432	$133,718,558	$169,316,057
Composition of Net Assets:
Capital	$52,665,970	$137,311,375	$37,518,826	$86,162,289	$131,216,851
Accumulated (excess of distributions over) net investment income (loss)	17,977	2,019,657	243,163	(124,361)	1,168,529
Accumulated net realized gain (loss) from investments	1,171,689	(3,515,168)	2,041,078	2,209,044	(15,841)
Net unrealized appreciation on investments	14,071,536	45,544,508	17,146,365	45,471,586	36,946,518
Net Assets	$67,927,172	$181,360,372	$56,949,432	$133,718,558	$169,316,057
Institutional Class:
Net assets	$55,358,396	$42,225,639	$30,262,877	$86,599,580	$78,688,477
Shares of beneficial interest	3,395,694	4,484,610	3,132,093	5,208,758	3,937,963
Net asset value, offering and redemption price per share	$16.30	$9.42	$9.66	$16.63	$19.98
Institutional Plus Class:
Net assets	$12,568,776	$139,134,733	$26,686,555	$47,118,978	$90,627,580
Shares of beneficial interest	774,463	14,769,795	2,747,210	2,824,693	4,523,196
Net asset value, offering and redemption price per share	$16.23	$9.42	$9.71	$16.68	$20.04

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2013

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Investment Income:
Interest	$2,116,942	$2,560,595
Dividend	19,517	154,957
Foreign tax withholding	—	—
Total Income	2,136,459	2,715,552
Expenses:
Investment advisory fees	334,454	418,632
Administration fees	104,103	109,176
Shareholder service fees - Institutional Class	123,132	140,084
Custodian fees	5,160	5,113
Chief compliance officer fees	8,973	9,360
Director fees	2,587	2,697
Transfer agent fees	31,650	31,847
Registration and filing fees	16,770	20,692
Other fees	33,039	32,663
Total expenses before waivers	659,868	770,264
Expenses waived by Adviser	(147,160)	(188,386)
Total Expenses	512,708	581,878
Net Investment Income (Loss)	1,623,751	2,133,674
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain on investment transactions	411,324	1,093,966
Change in unrealized appreciation (depreciation) on investments	547,176	489,886
Net realized and unrealized gain (loss) on investments	958,500	1,583,852
Net increase in net assets from operations	$2,582,251	$3,717,526

See accompanying Notes to Financial Statements.

	BALANCED FUND	CORE EQUITY FUND	LARGE CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND
Investment Income:
Interest	$730,419	$—	$—	$—	$—
Dividend	695,021	4,463,086	880,485	975,867	3,186,924
Foreign tax withholding	(1,742)	(51,682)	(5,428)	(6,038)	—
Total Income	1,423,698	4,411,404	875,057	969,829	3,186,924
Expenses:
Investment advisory fees	483,398	1,537,109	545,825	883,451	1,232,752
Administration fees	95,959	276,279	82,772	161,859	199,306
Shareholder service fees - Institutional Class	129,688	140,287	93,427	191,502	156,115
Custodian fees	5,582	5,295	5,740	5,191	5,204
Chief compliance officer fees	8,654	27,569	8,145	15,800	19,496
Director fees	2,510	8,239	2,422	4,603	5,630
Transfer agent fees	64,936	54,788	30,031	52,412	47,330
Registration and filing fees	14,878	10,073	15,458	26,420	29,551
Other fees	30,455	87,657	30,024	49,988	54,104
Total expenses before waivers	836,060	2,147,296	813,844	1,391,226	1,749,488
Expenses waived by Adviser	(80,567)	(245,939)	(181,941)	(141,353)	(188,538)
Total Expenses	755,493	1,901,357	631,903	1,249,873	1,560,950
Net Investment Income (Loss)	668,205	2,510,047	243,154	(280,044)	1,625,974
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain on investment transactions	1,535,060	10,930,318	2,120,765	3,028,545	4,549,876
Change in unrealized appreciation (depreciation) on investments	1,897,771	1,937,975	1,521,088	8,662,913	9,613,635
Net realized and unrealized gain (loss) on investments	3,432,831	12,868,293	3,641,853	11,691,458	14,163,511
Net increase in net assets from operations	$4,101,036	$15,378,340	$3,885,007	$11,411,414	$15,789,485

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SHORT-INTERMEDIATE BOND FUND		INCOME FUND
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012(b)
Operations:
Net investment income	$1,623,751	$1,836,534	$2,133,674	$2,066,661
Net realized gain (loss) from investment transactions	411,324	(242,017)	1,093,966	(385,662)
Change in unrealized appreciation (depreciation) on investments	547,176	242,635	489,886	2,178,083
Net increase in net assets from operations	2,582,251	1,837,152	3,717,526	3,859,082
Distributions to Shareholders:
From net investment income
Institutional Class	(1,213,176)	(1,769,552)	(1,686,448)	(1,898,264)
Institutional Plus Class	(471,591)	(219,522)	(443,173)	(163,826)
From net realized gains on investments
Institutional Class	(31,965)	(96,000)	—	—
Institutional Plus Class	(12,507)	(29,322)	—	—
Change in net assets from distributions to shareholders	(1,729,239)	(2,114,396)	(2,129,621)	(2,062,090)
Capital Transactions:
Proceeds from shares issued
Institutional Class	9,394,778	10,853,153	10,890,154	15,368,729
Institutional Plus Class	16,521,355	19,060,890	14,212,123	12,344,646
Proceeds from dividends reinvested
Institutional Class	177,432	707,038	210,664	524,776
Institutional Plus Class	467,274	248,844	423,417	163,789
Cost of shares redeemed
Institutional Class	(11,517,411)	(29,842,775)	(12,066,877)	(19,729,917)
Institutional Plus Class	(2,796,544)	(3,515,516)	(1,601,929)	(676,982)
Change in net assets from capital transactions	12,246,884	(2,488,366)	12,067,552	7,995,041
Change in net assets	13,099,896	(2,765,610)	13,655,457	9,792,033
Net Assets:
Beginning of year	65,784,283	68,549,893	66,333,844	56,541,811
End of year	$78,884,179	$65,784,283	$79,989,301	$66,333,844
Accumulated (excess of distributions over) net investment income (loss)	$(78,664)	$(302,378)	$320,177	$287,187
Share Transactions Institutional Class:
Shares issued	982,936	1,144,027	1,042,006	1,505,324
Shares reinvested	18,591	74,583	20,155	51,822
Shares redeemed	(1,204,694)	(3,163,536)	(1,153,860)	(1,946,066)
Change in shares	(203,167)	(1,944,926)	(91,699)	(388,920)
Share Transactions Institutional Plus Class:
Shares issued	1,721,166	2,026,623	1,357,896	1,216,006
Shares reinvested	48,880	26,355	40,461	15,993
Shares redeemed	(292,302)	(373,121)	(153,204)	(66,259)
Change in shares	1,477,744	1,679,857	1,245,153	1,165,740

(a)         Institutional Plus Class shares of the Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund commenced operations on October 14, 2011.

(b)         Institutional Plus Class shares of the Income Fund commenced operations on October 28, 2011.

See accompanying Notes to Financial Statements.

	BALANCED FUND		CORE EQUITY FUND		LARGE CAP GROWTH FUND
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012(a)
Operations:
Net investment income	$668,205	$424,976	$2,510,047	$3,075,478	$243,154	$228,727
Net realized gain (loss) from investment transactions	1,535,060	1,191,539	10,930,318	(11,579,405)	2,120,765	4,939,583
Change in unrealized appreciation (depreciation) on investments	1,897,771	3,005,131	1,937,975	9,993,716	1,521,088	(1,937,607)
Net increase in net assets from operations	4,101,036	4,621,646	15,378,340	1,489,789	3,885,007	3,230,703
Distributions to Shareholders:
From net investment income
Institutional Class	(485,126)	(363,642)	(623,028)	(547,085)	(25,987)	(162,348)
Institutional Plus Class	(177,759)	(68,740)	(2,295,881)	(1,442,342)	(104,524)	(85,774)
From net realized gains on investments
Institutional Class	—	—	—	—	(1,213,339)	(2,220,954)
Institutional Plus Class	—	—	—	—	(832,930)	(922,721)
Change in net assets from distributions to shareholders	(662,885)	(432,382)	(2,918,909)	(1,989,427)	(2,176,780)	(3,391,797)
Capital Transactions:
Proceeds from shares issued
Institutional Class	24,142,222	39,119,497	3,185,203	10,046,144	2,673,898	9,078,952
Institutional Plus Class	1,742,280	12,126,381	11,847,481	45,596,446	4,512,014	27,424,829
Proceeds from dividends reinvested
Institutional Class	461,386	356,763	195,245	192,636	54,013	1,456,164
Institutional Plus Class	177,759	68,740	2,295,881	1,442,342	937,454	1,008,495
Cost of shares redeemed
Institutional Class	(24,194,724)	(28,888,454)	(38,288,695)	(48,801,560)	(20,200,170)	(51,135,213)
Institutional Plus Class	(2,811,738)	(591,838)	(75,771,658)	(26,764,136)	(3,377,271)	(6,678,291)
Change in net assets from capital transactions	(482,815)	22,191,089	(96,536,543)	(18,288,128)	(15,400,062)	(18,845,064)
Change in net assets	2,955,336	26,380,353	(84,077,112)	(18,787,766)	(13,691,835)	(19,006,158)
Net Assets:
Beginning of year	64,971,836	38,591,483	265,437,484	284,225,250	70,641,267	89,647,425
End of year	$67,927,172	$64,971,836	$181,360,372	$265,437,484	$56,949,432	$70,641,267
Accumulated (excess of distributions over) net investment income (loss)	$17,977	$10,475	$2,019,657	$2,428,519	$243,163	$130,451
Share Transactions Institutional Class:
Shares issued	1,573,937	2,719,666	377,892	1,258,822	297,979	1,027,445
Shares reinvested	29,918	24,953	23,024	24,760	6,166	181,756
Shares redeemed	(1,598,826)	(2,058,344)	(4,444,703)	(6,252,007)	(2,235,572)	(5,718,505)
Change in shares	5,029	686,275	(4,043,787)	(4,968,425)	(1,931,427)	(4,509,304)
Share Transactions Institutional Plus Class:
Shares issued	112,868	867,045	1,413,155	5,805,974	490,742	3,179,407
Shares reinvested	11,496	4,608	270,741	184,916	106,529	124,954
Shares redeemed	(181,281)	(40,273)	(9,111,780)	(3,384,429)	(371,188)	(783,234)
Change in shares	(56,917)	831,380	(7,427,884)	2,606,461	226,083	2,521,127

See accompanying Notes to Financial Statements.

	GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Operations:
Net investment income (loss)	$(280,044)	$(529,164)	$1,625,974	$811,313
Net realized gain from investment transactions	3,028,545	5,016,832	4,549,876	8,628,619
Change in unrealized appreciation (depreciation) on investments	8,662,913	(2,231,082)	9,613,635	(3,514,429)
Net increase in net assets from operations	11,411,414	2,256,586	15,789,485	5,925,503
Distributions to Shareholders:
From net investment income
Institutional Class	—	—	(315,746)	(199,305)
Institutional Plus Class	—	—	(618,009)	(333,873)
From net realized gains on investments
Institutional Class	(1,794,020)	—	(2,889,668)	(2,610,404)
Institutional Plus Class	(973,297)	—	(3,725,444)	(3,603,552)
Change in net assets from distributions to shareholders	(2,767,317)	—	(7,548,867)	(6,747,134)
Capital Transactions:
Proceeds from shares issued
Institutional Class	20,000,797	40,849,519	26,280,682	16,712,037
Institutional Plus Class	8,618,695	40,601,632	12,814,067	28,986,456
Proceeds from dividends reinvested
Institutional Class	978,077	—	1,112,264	1,669,577
Institutional Plus Class	973,297	—	4,343,453	3,937,425
Cost of shares redeemed
Institutional Class	(20,796,241)	(63,198,326)	(13,000,394)	(33,223,424)
Institutional Plus Class	(8,435,145)	(3,863,224)	(15,818,261)	(13,668,201)
Change in net assets from capital transactions	1,339,480	14,389,601	15,731,811	4,413,870
Change in net assets	9,983,577	16,646,187	23,972,429	3,592,239
Net Assets:
Beginning of year	123,734,981	107,088,794	145,343,628	141,751,389
End of year	$133,718,558	$123,734,981	$169,316,057	$145,343,628
Accumulated (excess of distributions over) net investment income (loss)	$(124,361)	$—	$1,168,529	$479,305
Share Transactions Institutional Class:
Shares issued	1,296,306	2,815,646	1,413,301	914,067
Shares reinvested	65,643	—	62,557	100,983
Shares redeemed	(1,370,840)	(4,646,275)	(697,421)	(1,868,599)
Change in shares	(8,891)	(1,830,629)	778,437	(853,549)
Share Transactions Institutional Plus Class:
Shares issued	560,013	3,027,300	693,133	1,645,778
Shares reinvested	65,147	—	243,740	237,258
Shares redeemed	(554,956)	(272,811)	(849,036)	(750,566)
Change in shares	70,204	2,754,489	87,837	1,132,470

(a)         Institutional Plus Class shares of the Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund commenced operations on October 14, 2011.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding

		Investment Activities				Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(b)	Net Investment Income (Loss) to Average Net Assets(b)	Expense to Average Net Assets*(b)	Portfolio Turnover(a)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/13	$9.48	$0.23	(c)	$0.13	$0.36	$(0.23)	$(0.01)	$9.60	3.85%	$48,543	0.83%	2.36%	1.05%	50%
03/31/12	9.51	0.25	(c)	0.01	0.26	(0.27)	(0.02)	9.48	2.80	49,848	0.84	2.66	1.06	42
03/31/11	9.51	0.28	(c)	0.03	0.31	(0.31)	—	9.51	3.27	68,550	0.82	2.94	1.08	45
03/31/10	9.20	0.32	(c)	0.34	0.66	(0.35)	—	9.51	7.18	71,503	0.86	3.39	1.17	62
03/31/09	9.45	0.33		(0.14)	0.19	(0.39)	(0.05)	9.20	2.05	49,125	0.90	3.53	1.20	50
Institutional Plus Class
03/31/13	9.49	0.25	(c)	0.14	0.39	(0.26)	(0.01)	9.61	4.11	30,342	0.58	2.59	0.80	50
03/31/12(d)	9.40	0.13	(c)	0.12	0.25	(0.14)	(0.02)	9.49	2.62	15,936	0.61	2.98	0.83	42

INCOME FUND
Institutional Class
03/31/13	10.23	0.31	(c)	0.24	0.55	(0.31)	—	10.47	5.46	54,724	0.88	3.01	1.15	42
03/31/12	9.91	0.36	(c)	0.32	0.68	(0.36)	—	10.23	6.93	54,401	0.91	3.56	1.18	38
03/31/11	9.79	0.42	(c)	0.10	0.52	(0.40)	—	9.91	5.37	56,542	0.83	4.26	1.18	68
03/31/10	9.29	0.45	(c)	0.51	0.96	(0.46)	—	9.79	10.49	60,098	0.77	4.72	1.27	71
03/31/09	9.69	0.42		(0.39)	0.03	(0.43)	—	9.29	0.40	51,965	0.79	4.47	1.33	63
Institutional Plus Class
03/31/13	10.24	0.34	(c)	0.24	0.58	(0.34)	—	10.48	5.70	25,266	0.63	3.24	0.90	42
03/31/12(d)	10.14	0.15	(c)	0.10	0.25	(0.15)	—	10.24	2.47	11,933	0.66	3.45	0.93	38

BALANCED FUND
Institutional Class
03/31/13	15.39	0.15	(c)	0.90	1.05	(0.14)	—	16.30	6.89	55,358	1.22	0.98	1.35	27
03/31/12	14.27	0.13	(c)	1.12	1.25	(0.13)	—	15.39	8.82	52,199	1.25	0.93	1.38	25
03/31/11	12.44	0.22	(c)	1.82	2.04	(0.21)	—	14.27	16.56	38,591	1.22	1.67	1.37	34
03/31/10	8.70	0.17	(c)	3.74	3.91	(0.17)	—	12.44	45.17	29,898	1.37	1.57	1.53	70
03/31/09	12.36	0.24		(3.44)	(3.20)	(0.24)	(0.22)	8.70	(26.13)	21,861	1.35	2.28	1.51	60
Institutional Plus Class
03/31/13	15.36	0.19	(c)	0.90	1.09	(0.22)	—	16.23	7.17	12,569	0.97	1.24	1.10	27
03/31/12(d)	13.90	0.07	(c)	1.47	1.54	(0.08)	—	15.36	11.13	12,773	1.02	1.06	1.15	25

See accompanying Notes to Financial Statements.

		Investment Activities				Distributions to Shareholders from:							Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(b)	Net Investment Income (Loss) to Average Net Assets(b)	Expense to Average Net Assets*(b)	Portfolio Turnover(a)
CORE EQUITY FUND
Institutional Class
03/31/13	$8.62	$0.09	(c)	$0.82	$0.91	$(0.11)		$—		$9.42	10.72%	$42,226	1.11%	1.03%	1.23%	20%
03/31/12	8.59	0.08	(c)	0.01	0.09	(0.06)		—		8.62	1.13	73,538	1.11	0.98	1.23	29
03/31/11	7.92	0.06	(c)	0.63	0.69	(0.02)		—		8.59	8.69	115,919	1.15	0.82	1.29	32
03/31/10	5.54	0.05	(c)	2.39	2.44	(0.06)		—		7.92	44.10	111,730	1.18	0.78	1.34	24
03/31/09	8.72	0.09		(3.07)	(2.98)	(0.09)		(0.11)		5.54	(34.36)	70,000	1.24	1.34	1.40	28
Institutional Plus Class
03/31/13	8.65	0.11	(c)	0.81	0.92	(0.15)		—		9.42	10.85	139,135	0.86	1.29	0.98	20
03/31/12	8.59	0.10	(c)	0.02	0.12	(0.06)		—		8.65	1.53	191,900	0.84	1.30	0.98	29
03/31/11(d)	8.17	0.03	(c)	0.39	0.42	—		—		8.59	5.14	168,306	0.85	1.43	1.01	32

LARGE CAP GROWTH FUND
Institutional Class
03/31/13	9.29	0.03	(c)	0.68	0.71	(0.01)		(0.33)		9.66	8.00	30,263	1.14	0.30	1.44	45
03/31/12	9.36	0.03	(c)	0.36	0.39	(0.03)		(0.43)		9.29	4.97	47,059	1.20	0.29	1.43	131
03/31/11	8.73	0.03	(c)	0.77	0.80	(0.02)		(0.15)		9.36	9.19	89,647	1.26	0.36	1.44	18
03/31/10	5.98	0.02	(c)	2.75	2.77	(0.02)		—		8.73	46.40	81,220	1.22	0.32	1.53	14
03/31/09	8.60	0.05		(2.62)	(2.57)	(0.05)		—		5.98	(29.94)	30,771	0.99	0.84	1.55	18
Institutional Plus Class
03/31/13	9.35	0.05	(c)	0.68	0.73	(0.04)		(0.33)		9.71	8.25	26,687	0.89	0.56	1.19	45
03/31/12(d)	8.61	0.02	(c)	1.19	1.21	(0.04)		(0.43)		9.35	14.88	23,583	0.88	0.47	1.18	131

GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/13	15.52	(0.05	)(c)	1.53	1.48	—		(0.37)		16.63	9.79	86,600	1.15	(0.33)	1.27	55
03/31/12	15.19	(0.08	)(c)	0.41	0.33	—		—		15.52	2.17	80,961	1.16	(0.55)	1.28	72
03/31/11	11.50	0.02	(c)	3.72	3.74	(0.05	)(e)	—		15.19	32.54	107,089	1.16	0.18	1.30	45
03/31/10	7.36	(0.01	)(c)	4.15	4.14	—		—		11.50	56.25	68,427	1.18	(0.11)	1.35	54
03/31/09	13.16	0.05		(4.44)	(4.39)	(0.02)		(1.39	)(e)	7.36	(33.91)	41,797	1.27	0.48	1.43	64
Institutional Plus Class
03/31/13	15.53	(0.01	)(c)	1.53	1.52	—		(0.37)		16.68	10.05	47,119	0.90	(0.07)	1.02	55
03/31/12(d)	13.31	(0.01	)(c)	2.23	2.22	—		—		15.53	16.68	42,774	0.93	(0.13)	1.05	72

See accompanying Notes to Financial Statements.

		Investment Activities				Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(b)	Net Investment Income (Loss) to Average Net Assets(b)	Expense to Average Net Assets*(b)	Portfolio Turnover(a)
SMALL COMPANY FUND
Institutional Class
03/31/13	$19.11	$0.18	(c)	$1.63	$1.81	$(0.09)	$(0.85)	$19.98	10.11%	$78,688	1.22%	0.97%	1.35%	19%
03/31/12	19.37	0.09	(c)	0.59	0.68	(0.07)	(0.87)	19.11	4.25	60,370	1.22	0.47	1.35	30
03/31/11	16.56	0.11	(c)	3.89	4.00	(0.01)	(1.18)	19.37	24.83	77,747	1.26	0.64	1.41	28
03/31/10	9.90	0.06	(c)	6.66	6.72	(0.06)	—	16.56	68.04	64,737	1.34	0.47	1.50	30
03/31/09	15.65	0.12		(5.46)	(5.34)	(0.12)	(0.29)	9.90	(34.47)	30,051	1.43	0.88	1.59	32
Institutional Plus Class
03/31/13	19.16	0.23	(c)	1.64	1.87	(0.14)	(0.85)	20.04	10.43	90,628	0.97	1.23	1.10	19
03/31/12	19.38	0.13	(c)	0.60	0.73	(0.08)	(0.87)	19.16	4.51	84,974	0.96	0.74	1.10	30
03/31/11(d)	18.09	0.01	(c)	1.28	1.29	—	—	19.38	7.13	64,005	0.93	0.22	1.10	28

*	Ratios excluding contractual and voluntary waivers.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share data calculated using average shares method.
(d)

Commencement of Operations of Institutional Plus Class shares was as follows: Core Equity Fund and Small Company Fund — December 17, 2010; Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund — October 14, 2011; Income Fund — October 28, 2011.

(e)	Distribution amount for the Growth Opportunities Fund includes a return of capital distribution of $0.10 and $0.03 per share for the years ended March 31, 2009 and March 31, 2011, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

1. Organization

Tributary Funds, Inc. (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series.  The Company consists of seven series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Core Equity Fund, the Large Cap Growth Fund, the Growth Opportunities Fund and the Small Company Fund (collectively, the “Funds” and individually, a “Fund”).  Each series represents a distinct portfolio with its own investment objectives and policies.

All Funds offer Institutional Class and Institutional Plus Class shares without a sales charge.  The two classes differ principally in applicable minimum investment and shareholder servicing fees.  Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes.  Each share class also has different voting rights on matters affecting a single class.  No class has preferential dividend rights.

Under the Company’s organizational documents, the Company shall indemnify its Officers and Directors against certain liabilities arising out of the performance of their duties to the Company.  In addition, in the normal course of business, the Company may enter into contracts with its vendors and others that provide general indemnifications.  The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company.  However, based on experience, the Company expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation

The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m. Eastern Time.  In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market (foreign or domestic) on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE.  Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate market value.  Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation.  Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee (“Fair Value Committee”) pursuant to procedures established by the Company’s Board of Directors (“Board”).  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee’s own assumptions in determining fair value.  Factors used in determining fair value include, but are not limited to:  type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company’s pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds’ adviser, sub-adviser and Treasurer, who serves on the committee as a non-voting member.  The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Fair Valuation Committee’s determinations are subject to review by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price).  One component of fair value is a three-tier fair value hierarchy.  The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 — includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 — includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 — includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index, or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the Co-Administrator regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Co-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To substantiate Level 3 unobservable inputs, the Adviser and Co-Administrator use a variety of techniques as appropriate, including, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2013, by category:

	LEVEL 1 - Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$21,106,888	$345,463	$21,452,351
Corporate Bonds	—	23,901,268	—	23,901,268
Government and Agency Obligations	—	29,679,642	—	29,679,642
Preferred Stocks	—	504,900	—	504,900
Short Term Investments	3,647,569	—	—	3,647,569
Total	$3,647,569	$75,192,698	$345,463	$79,185,730
Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$21,003,462	$573,272	$21,576,734
Corporate Bonds	—	18,317,119	—	18,317,119
Government and Agency Obligations	—	35,186,490	—	35,186,490
Preferred Stock	—	532,440	—	532,440
Exchange Traded Funds	476,185	—	—	476,185
Investment Company	1,448,798	—	—	1,448,798
Short Term Investments	2,836,311	—	—	2,836,311
Total	$4,761,294	$75,039,511	$573,272	$80,374,077
Balanced Fund
Common Stocks	$41,823,725	$—	$—	$41,823,725
Corporate Bonds	—	15,988,016	—	15,988,016
Government and Agency Obligations	—	6,082,444	—	6,082,444
Exchange Traded Funds	559,952	—	—	559,952
Short Term Investments	3,757,526	—	—	3,757,526
Total	$46,141,203	$22,070,460	$—	$68,211,663
Core Equity Fund
Common Stocks	$174,926,821	$—	$—	$174,926,821
Short Term Investments	3,785,899	—	—	3,785,899
Total	$178,712,720	$—	$—	$178,712,720
Large Cap Growth Fund
Common Stocks	$55,817,475	$—	$—	$55,817,475
Short Term Investments	866,445	—	—	866,445
Total	$56,683,920	$—	$—	$56,683,920
Growth Opportunities Fund
Common Stocks	$128,464,093	$—	$—	$128,464,093
Short Term Investments	7,342,800	—	—	7,342,800
Total	$135,806,893	$—	$—	$135,806,893
Small Company Fund
Common Stocks	$164,236,262	$—	$—	$164,236,262
Short Term Investments	5,962,325	—	—	5,962,325
Total	$170,198,587	$—	$—	$170,198,587

The Funds recognize transfers between levels as of the beginning of the year.  There were no significant transfers into or out of Level 1, 2 or 3 during the year ended March 31, 2013.  There were no significant Level 3 valuations for which unobservable valuation inputs were developed at March 31, 2013.

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

Guarantees and Indemnifications

In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities.  Each Fund’s maximum exposure under these arrangements is unknown.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Company’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, certain of the Company’s contracts with service providers contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Securities Transactions, Investment Income and Foreign Taxes

Securities transactions are accounted for no later than one business day following trade date.  For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date.  Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount.  Dividend income is recorded on the ex-dividend date.  Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes.  Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties.  Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without registering the transaction under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  Whether a restricted security is illiquid or not is determined pursuant to procedures established by the Board. Not all restricted securities are considered illiquid.  As of March 31, 2013, the Balanced Fund held the following Rule 144A security that was deemed illiquid:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Commonwealth Bank of Australia, 2.95%, 04/13/20	3/31/10	$500,000	$529,405	0.8%

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond and Income Funds.  The Balanced Fund declares and pays dividends from net investment income quarterly.  The Core Equity Fund, Large Cap Growth Fund, Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually.  Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers.  The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

3. Related Party Transactions and Fees and Agreements

Tributary Capital Management, LLC (“Tributary”), a subsidiary of First National Bank of Omaha (“FNBO”), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds.  Each Fund pays a monthly fee

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

at an annual rate of the following percentages of each Fund’s average daily net assets:  0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for each of the Balanced Fund, Core Equity Fund and Growth Opportunities Fund, 0.90% for the Large Cap Growth Fund and 0.85% for the Small Company Fund.  First National Fund Advisers (“FNFA”), a division of FNBO, serves as the investment sub-adviser for the Balanced Fund, Short-Intermediate Bond Fund and Income Fund.

Tributary has contractually agreed to waive certain of its fees until July 31, 2013 at the annual rate of the following percentages of each Fund’s average daily net assets:  0.22% for the Short-Intermediate Bond Fund, 0.27% for the Income Fund, 0.125% for the Balanced Fund, 0.12% for the Core Equity Fund, 0.30% for the Large Cap Growth Fund, 0.12% for the Growth Opportunities Fund and 0.13% for the Small Company Fund.  None of the waived fees can be recaptured in subsequent periods.  The amounts waived for each Fund are recorded as expenses waived by adviser in each Fund’s Statement of Operations.

JPMorgan Chase Bank, N.A. serves as the custodian for each of the Funds.  DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions.  Tributary and JFS serve as co-administrators of the Funds.  As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund’s average daily net assets.  Tributary receives 0.07% of each Fund’s average daily net assets.  Beacon Hill Fund Services, Inc. provides the Funds’ Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds’ Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a “Service Organization”).  Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund.  The Funds maintain Servicing Agreements, one of which is with FNBO.  FNBO receives an annual fee at the rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom they provided services under the Servicing Agreement.  The amounts charged to the Funds and paid to FNBO for shareholder service fees are reported within the Statements of Operations.

4. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2013 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$19,025,971	$20,949,884
Income Fund	18,800,092	11,161,002
Balanced Fund	16,769,018	14,429,500
Core Equity Fund	39,556,413	131,507,990
Large Cap Growth Fund	26,829,603	44,375,096
Growth Opportunities Fund	62,551,977	64,757,218
Small Company Fund	36,234,150	26,520,174

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2013 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$24,567,926	$12,923,907
Income Fund	24,078,785	20,432,087
Balanced Fund	548,694	2,351,612

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes

The following information is presented on an income tax basis.  It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes.  Therefore, no provision is made for federal income or excise taxes.  Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: reclassifications related to Treasury Inflation-Protected Securities, market discount, premium and/or paydown securities, REIT securities, net operating losses, expired capital loss carryforwards and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Short-Intermediate Bond Fund	$284,730	$(283,740)	$(990)
Income Fund	28,937	(28,937)	—
Balanced Fund	2,182	(2,182)	—
Large Cap Growth Fund	69	(69)	—
Growth Opportunities Fund	155,683	—	(155,683)
Small Company Fund	(2,995)	2,995	—

As of March 31, 2013, the cost of investments and the components of net unrealized appreciation were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Short-Intermediate Bond Fund	$77,691,971	$1,848,797	$(355,038)	$1,493,759
Income Fund	77,624,144	3,871,118	(1,121,185)	2,749,933
Balanced Fund	54,271,125	14,171,540	(231,002)	13,940,538
Core Equity Fund	133,712,676	48,022,393	(3,022,349)	45,000,044
Large Cap Growth Fund	39,568,132	17,232,126	(116,338)	17,115,788
Growth Opportunities Fund	90,407,851	45,670,204	(271,162)	45,399,042
Small Company Fund	133,314,236	39,898,437	(3,014,086)	36,884,351

As of March 31, 2013, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Net Long Term Capital Gains	Distributions Payable	Unrealized Gains**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$135,945	$—	$(84,255)	$1,493,759	$(4,082,773)
Income Fund	423,896	—	(126,646)	2,749,933	(291,390)

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

	Undistributed Net Investment Income*	Undistributed Net Long Term Capital Gains	Distributions Payable	Unrealized Gains**	Capital Loss Carry Forward***
Balanced Fund	$17,980	$1,339,274	$—	$13,940,538	$(36,590)
Core Equity Fund	2,019,657	—	—	45,000,044	(2,970,704)
Large Cap Growth Fund	243,164	2,332,766	—	17,115,788	(261,112)
Growth Opportunities Fund	—	2,281,588	—	45,399,042	(124,361)
Small Company Fund	1,040,626	174,229	—	36,884,351	—

*Undistributed net ordinary income includes any undistributed net short-term capital gains, if any.

**Unrealized gains (losses) are adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain/loss on forward contracts.

***Capital loss carry forward includes deferred post October loss and late year losses.

The tax character of dividends and distributions paid during the Funds’ fiscal years ended March 31, 2013 and 2012 were as follows:

	Net Ordinary Income*		Net Long Term Capital Gains		Total Distributions Paid***
	2013	2012	2013**	2012	2013	2012
Short-Intermediate Bond Fund	$1,733,364	$2,126,646	$—	$—	$1,733,364	$2,126,646
Income Fund	2,121,357	2,078,619	—	—	2,121,357	2,078,619
Balanced Fund	662,885	432,382	—	—	662,885	432,382
Core Equity Fund	2,918,909	1,989,427	—	—	2,918,909	1,989,427
Large Cap Growth Fund	130,511	395,094	2,046,269	2,996,703	2,176,780	3,391,797
Growth Opportunities Fund	—	—	2,767,317	—	2,767,317	—
Small Company Fund	1,338,646	1,741,493	6,210,221	5,005,642	7,548,867	6,747,135

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**  The Funds designated as long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2013.

*** Total distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), a Fund is permitted to carry forward capital losses for an unlimited period.  However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

At March 31, 2013, the following Funds had pre-enactment unused capital loss carryovers for U.S. federal income tax purposes, which may be used to offset future net realized capital gains. If not used, the capital loss carryovers will expire as follows:

	2014	2015	2016	2017	2018	Total
Short-Intermediate Bond Fund	$726,566	$1,593,824	$852,078	$577,072	$—	$3,749,540
Income Fund	—	24,212	267,178	—	—	291,390
Core Equity Fund	—	—	—	—	2,192,793	2,192,793

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

At March 31, 2013, the following Funds had post-enactment unused capital loss carryovers for U.S. federal income tax purposes, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short Term Capital Losses	Long Term Capital Losses
Short-Intermediate Bond Fund	$—	$333,233
Core Equity Fund	681,900	—

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended March 31, 2013, the following Funds deferred to April 1, 2013 these losses of:

	Post-October Capital Losses	Late Year Ordinary Losses
Balanced Fund	$36,590	$—
Core Equity Fund	96,011	—
Large Cap Growth Fund	261,112	—
Growth Opportunities Fund	—	124,361

The Funds comply with FASB Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes.”  FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Funds with tax positions not deemed to meet the “more-likely-than-not” threshold would be required to record a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax position taken in returns for the tax years ended March 31, 2010 through March 31, 2013, which remain subject to examination by all major tax jurisdictions, including federal and the State of Nebraska.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds’ financial statements for the year ended March 31, 2013.

7. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Tributary Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, for the Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Balanced Fund, Tributary Core Equity Fund, Tributary Large Cap Growth Fund, Tributary Growth Opportunities Fund and Tributary Small Company Fund, each a series of Tributary Funds, Inc.  (the “Funds”)  as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

May 23, 2013

ADDITIONAL FUND INFORMATION

March 31, 2013 (Unaudited)

Proxy Voting Policy

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203.  The information also is included in the Company’s Statement of Additional Information, which is available on the Funds’ website at www.tributaryfunds.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Holdings

The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available free of charge on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information

The information reported below is for the year ended March 31, 2013.  Foreign tax and qualified dividend information for the calendar year 2013 will be provided on your 2013 Form 1099-DIV.

For the year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. Beginning in 2013, under the American Taxpayer Relief Act of 2012, that maximum rate may increase to 20% depending on the taxpayer’s gross income.  Complete information for calendar year 2013 will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended March 31, 2013, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Short-Intermediate Bond Fund	1.13%
Income Fund	0.97%
Balanced Fund	100.00%
Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Growth Opportunities Fund	0.00%
Small Company Fund	67.83%

For the year ended March 31, 2013, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Short-Intermediate Bond Fund	1.13%
Income Fund	0.97%
Balanced Fund	98.48%
Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Growth Opportunities Fund	0.00%
Small Company Fund	67.83%

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expense Paid During Period*	Expense Ratio During Period	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expense Paid During Period*	Expense Ratio During Period
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,015.30	$4.12	0.82%	$1,000.00	$1,020.84	$4.13	0.82%
Institutional Plus Class	1,000.00	1,016.60	2.82	0.56	1,000.00	1,022.14	2.82	0.56
Income Fund
Institutional Class	1,000.00	1,011.70	4.41	0.88	1,000.00	1,020.54	4.43	0.88
Institutional Plus Class	1,000.00	1,012.90	3.21	0.64	1,000.00	1,021.76	3.21	0.64
Balanced Fund
Institutional Class	1,000.00	1,056.80	6.26	1.22	1,000.00	1,018.85	6.14	1.22
Institutional Plus Class	1,000.00	1,058.20	4.98	0.97	1,000.00	1,020.11	4.88	0.97
Core Equity Fund
Institutional Class	1,000.00	1,111.10	5.79	1.10	1,000.00	1,019.45	5.54	1.10
Institutional Plus Class	1,000.00	1,112.40	4.48	0.85	1,000.00	1,020.71	4.26	0.85
Large Cap Growth Fund
Institutional Class	1,000.00	1,098.90	6.02	1.15	1,000.00	1,019.20	5.79	1.15
Institutional Plus Class	1,000.00	1,100.20	4.71	0.90	1,000.00	1,020.46	4.51	0.90
Growth Opportunities Fund
Institutional Class	1,000.00	1,136.80	6.07	1.14	1,000.00	1,019.25	5.74	1.14
Institutional Plus Class	1,000.00	1,137.80	4.74	0.89	1,000.00	1,020.51	4.46	0.89
Small Company Fund
Institutional Class	1,000.00	1,119.90	6.40	1.21	1,000.00	1,018.90	6.09	1.21
Institutional Plus Class	1,000.00	1,121.30	5.08	0.96	1,000.00	1,020.15	4.83	0.96

*Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then multiplied by 182/365 (to reflect the most recent 6-month period).

DIRECTORS AND OFFICERS

March 31, 2013

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company.  The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Fund’s website www.tributaryfunds.com.

Name, Address(1), Age, and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Robert A. Reed Age 73 Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 — present).	7	None.

Gary D. Parker Age 68 Director	Indefinite; Since 2005.	Retired.	7	None.

John J. McCartney Age 69 Director	Indefinite; Since 2010.	Retired. Executive Vice President and Chief Financial Officer, Zurich Insurance Group North America (August 2002 — June 2007).	7	None.

Interested Director

Stephen R. Frantz(2) Age 54 Managing Partner	Indefinite; Since 2010.	Managing Partner, Tributary Capital Management, LLC (May 2010 — present); Chief Investment Officer, First Investment Group (January 2005 — May 2010); Chief Investment Officer, FNBO Fund Advisers (January 2005 — May 2010).	7	None.

Name, Address, Age, and Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Officers

Daniel W. Koors(3) Age: 42 Treasurer	Indefinite; Since December 2009.

Chief Operating Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM (2011 — present); Treasurer and Chief Financial Officer of investment companies advised by Curian Capital, LLC (2010 — present); Senior Vice President of JNAM and JFS (2009 — present); Vice President of investment companies advised by JNAM (2006 — present).  Formerly, Chief Financial Officer of JNAM and JFS (2007 — 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 — 2011); Assistant Vice President — Fund Administration of Jackson (2006 — 2009); Vice President of JNAM and JFS (2007 — 2008).

			N/A	N/A

Rodney L. Ruehle(4) Age: 44 Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; Since December 2009.	Director, Beacon Hill Fund Services, Inc. (2008 — present). Formerly, Vice President, CCO Services, Citi Fund Services, Inc. (2004 — 2008).	N/A	N/A

Emily J. Eibergen(3) Age: 29 Secretary	Indefinite; Since January 2013.	Attorney of JNAM and JFS (2011 — present). Formerly, Departmental Specialist, Michigan Public Health Institute (2010 — 2011); Legal Assistant, Guyselman & Ehnis-Clark (2009-2010).	N/A	N/A

(1) The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68197.

(2) As defined in the 1940 Act, Mr. Frantz is an “interested” director because he is an officer of Tributary Capital Management, LLC, which is the investment adviser for the Funds.

(3) The address for Mr. Koors and Ms. Eibergen is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

(4) The address for Mr. Ruehle is 4041 North High Street, Suite 402, Columbus, Ohio 43214.

TRIBUTARY FUNDS, INC.

Supplement dated February 15, 2013
to the Prospectus dated August 1, 2012
as Amended September 12, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS

AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective February 15, 2013, Randall Greer will be retiring from Tributary Capital Management and therefore is no longer serving as a Portfolio Manager on the Tributary Core Equity Fund.  Christopher Sullivan will also no longer be the named Portfolio Manager on the Fund; however will continue to serve as a Senior Analyst on the Strategy. Replacing Mr. Greer and Mr. Sullivan as Portfolio Manager will be Donald Radtke, who has been actively working along side Mr. Greer for months in preparation for this transition.

Your Prospectus is hereby amended as follows:

The section entitled “Portfolio Managers” on page 19 of the Prospectus is amended to remove the reference to Randall Greer and Christopher Sullivan and will be replaced with:

Donald Radtke, Portfolio Manager, has managed the fund since February 2013.

The section entitled “Tributary Core Equity Fund and Tributary Small Company Fund (Value Equities Team)” on page 48 is amended to remove the paragraphs on Randall Greer and Christopher Sullivan and replaced with:

Donald Radtke, Portfolio Manager. Don serves as a Portfolio Manager for Tributary Capital Management and is responsible for covering the energy and industrials sectors for the firm. Don started in the industry in 1988 and joined Tributary Capital Management’s predecessor in September 2007. Prior to joining Tributary Capital Management, Don spent over seven years as an Equity and Fixed Income Analyst and fund Co-Manager for WB Capital Management in Des Moines, Iowa and was an Analyst at Bank of America Capital Management in St. Louis, Missouri, and Piper Jaffray and Craig-Hallum in Minneapolis, Minnesota. He received his Bachelor of Arts degree in Economics from the University of Wisconsin-Milwaukee in 1989 and Masters of Business Administration from the University of Minnesota in 1998. Don is a member of the CFA Society of Nebraska and the CFA Institute.

Please retain this supplement for future reference.

Investment Adviser

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Investment Sub-Adviser

(Short-Intermediate Bond Fund,

Income Fund and Balanced Fund only)

First National Fund Advisers

215 West Oak Street, 4th Floor

Fort Collins, Colorado 80521

Custodian

JPMorgan Chase

4 New York Plaza, 12th Floor

New York, NY 10004

Co-Administrators

Jackson Fund Services

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, Nebraska 68130

Legal Counsel

Husch Blackwell LLP

1620 Dodge Street, Suite 2100

Omaha, Nebraska 68102

Compliance Services

Beacon Hill Fund Services, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

This report has been prepared for the general information of Tributary Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds’ prospectus. The prospectus contains more complete information about Tributary Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully  before investing  or sending money.

For more information

call 1-800-662-4203

or write to:

Tributary Funds Service Center

P.O. Box 219022

Kansas City, Missouri 64121-9022

or go to:

www.tributaryfunds.com

or email:

TributaryFunds@tributarycapital.com

Forward Motion. Momentum. Success.

1144-NLD-5/7/2013

TF-AR-0313

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR.  There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

The audit committee financial expert is John J. McCartney who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended March 31, 2012 and March 31, 2013.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2012	$96,000	$5,700	$31,600	$0
2013	$101,000	$6,374	$28,350	$0

Nature of services regarding Audit-Related Fees:

2013: Consent on N-1A and out of pocket expenses

2012: Consent on N-1A

The above Tax Fees for 2012 and 2013 are the aggregate fees billed for professional services by KPMG to the registrant for Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2012	$0	$0	$0
2013	$0	$0	$0

The aggregate amount of fees billed by billed the principal accountant to the Adviser Entities that were not directly related to the registrant’s operations and financial reporting was $0 for the fiscal year ended March 31, 2012 and $ 0 for the fiscal year ended March 31, 2013.

(e)(1)                   The Audit Committee shall review, consider, and pre-approve the engagement of all auditors to certify the registrant’s financial statements (an “Audit Engagement”).  The Audit Committee must report to the Board of Directors of the registrant regarding its approval of all Audit Engagements.

Management of the registrant may request pre-approval of, and the Audit Committee, or a member of the Audit Committee designated by the Audit Committee (a “Designated Member”), may pre-approve permissible non-audit services (e.g. tax, valuation, and general accounting services) to the registrant and/or to the Adviser Entities, on a project-by-project basis.  The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any Adviser Entity during the period of such auditor’s audit engagement.  Any action by the Designated Member in approving requested non-audit service shall be presented for ratification by the Audit Committee no later than at the Audit Committee’s next scheduled meeting.

(e)(2)                   0%.

(f)            Not applicable.

(g)                                  The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $37,300 for the fiscal year ended March 31, 2012 and was $34,724 for the fiscal year ended March 31, 2013.

(h)                                 The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Adviser Entities (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)           Included as a part of the report to shareholders filed under Item 1.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tributary Funds, Inc.

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen R. Frantz
Name:	Stephen R. Frantz
Title:	President
Date:	June 6, 2013

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 6, 2013

EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Act.